UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
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JOHNSON OUTDOORS INC.
(Name of Registrant as Specified in Its Charter)
Registrant
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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JOHNSON OUTDOORS INC.
555 MAIN STREET
RACINE, WISCONSIN 53403
January 7, 2022
Dear Fellow Stockholders:
You are cordially invited to join us for our 2022 Annual Meeting of Stockholders, which will be held on Thursday, February 24, 2022, at 8:00 a.m., central standard time. Due to continuing public health concerns arising from the COVID-19 pandemic, the annual meeting will be a completely “virtual meeting” of stockholders. You will be able to attend the annual meeting as well as vote and submit questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/JOUT2022 and entering the 16-digit control number included on your Notice or Proxy Card or the instructions that accompanied your proxy materials.
The Notice of Annual Meeting of Stockholders and the Proxy Statement that follow describe the business to be conducted at the annual meeting. Members of our Board of Directors and executive officer team will participate in the annual meeting and be available to answer questions regarding the Company.
Your vote is very important. Whether or not you attend or participate in the virtual meeting, we encourage you to submit your proxy through the Internet or by mail. This will ensure that your shares are represented at the meeting. Even if you submit a proxy, you may revoke it at any time before it is voted. If you attend the meeting and wish to vote online during the virtual meeting, you will be able to do so using the 16-digit control number included on your Notice of Annual Meeting or Proxy Card or the instructions that accompanied your proxy materials.
We appreciate your continued support of our Company.

Sincerely

HELEN P. JOHNSON-LEIPOLD
Chairman of the Board

JOHNSON OUTDOORS INC.
555 MAIN STREET
RACINE, WISCONSIN 53403
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 24, 2022 AS A VIRTUAL MEETING
Date: February 24, 2022 Time: 8:00 a.m., central standard time Place: www.virtualshareholdermeeting.com/JOUT2022 Record Date: December 17, 2021
Agenda:

(1) To elect nine directors to serve for the ensuing year.

(2) To ratify the appointment of RSM US LLP, an independent registered public accounting firm, as auditors of the Company for its fiscal year ending September 30, 2022.

(3) To approve a non-binding advisory proposal on executive compensation.

(4) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Shareholders of record at the close of business on Friday, December 17, 2021, will be entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof. Holders of Class A common stock, voting as a separate class, are entitled to elect three directors and holders of Class B common stock, voting as a separate class, are entitled to elect the remaining directors. The holders of Class A common stock and Class B common stock, voting together, as a single class, are entitled to vote on (1) the proposal to ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year, and (2) the non-binding advisory proposal on executive compensation. All shareholders of record are cordially invited to attend and participate in the meeting virtually. Shareholders of record may vote and submit questions while connected to the Annual Meeting on the Internet. Whether or not you plan to attend and participate in the virtual annual meeting, please complete, sign, date and return the enclosed proxy in the accompanying self-addressed postage pre-paid envelope or complete your proxy by following the instructions supplied on the proxy card for voting by telephone or via the Internet (or, if your shares are held in “street name” by a broker, nominee, fiduciary or other custodian, follow the directions given by the broker, nominee, fiduciary or other custodian regarding how to instruct it to vote your shares) as soon as possible. If you attend and participate in the virtual meeting and wish to vote during the virtual meeting, you will be able to do so using the 16-digit control number included on your Notice or Proxy Card or the instructions that accompanied your proxy materials.

By Order of the Board of Directors

Secretary & General Counsel
Racine, Wisconsin
January 7, 2022

PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all the information you should consider, and you should read the entire proxy statement and our 2021 Annual Report on Form 10-K carefully before voting.
2022 ANNUAL MEETING OF STOCKHOLDERS
Date and Time:	February 24, 2022 at 8:00 a.m., central standard time
Place:	www.virtualshareholdermeeting.com/JOUT2022
Record Date:	December 17, 2021
VOTING MATTERS AND BOARD RECOMMENDATION
Voting Matter		Board Recommendation	Page Number with More Information
Proposal 1:	To elect nine directors to serve for the ensuing year.	FOR each nominee	6
Proposal 2:	To ratify the appointment of RSM US LLP, an independent registered public accounting firm, as auditors of the Company for its fiscal year ending September 30, 2022.	FOR	20
Proposal 3:	To approve a non-binding advisory proposal on executive compensation.	FOR	44
DIRECTOR NOMINEES
				Committee Memberships
Nominee	Age	Director Since	Independent	A	C	E	NCGC
Class A
John M. Fahey, Jr.	70	2001	✔		✔		C
William (“Bill”) D. Perez	74	2018	✔	✔
Paul G. Alexander	61	2021	✔				✔
Class B
Helen P. Johnson-Leipold	65	1994				✔
Katherine Button Bell	63	2014	✔		✔		✔
Edward Stevens	53	2016	✔	✔			✔
Edward F. Lang	59	2006	✔	C			✔
Richard (“Casey”) Sheahan	66	2014	✔		✔		✔
Liliann Annie Zipfel	53	2021	✔		✔
A	Audit Committee
C	Compensation Committee
E	Executive Committee
NCGC	Nominating & Corporate Governance Committee
1

CORPORATE GOVERNANCE HIGHLIGHTS
•	8 of 9 Director Nominees are Independent	•	Code of Ethics for Senior Officers
•	Annual Election of All Directors	•	Non-Employee Directors Regularly Meet Without Management Present
•	Annual Board and Committee Evaluations	•	Code of Conduct for Employees and Directors
•	Oversight of Risk Management (including with respect to the design of compensation programs)	•	Formal Corporate Governance Guidelines
2021 COMPENSATION
SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary	Bonus	Stock Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Helen P. Johnson-Leipold, Chairman and Chief Executive Officer	2021	$804,473	$108,604	$999,969	$1,230,844	$87,811	$3,231,701
	2020	$777,992	$93,736	$1,000,021	$1,043,807	$60,449	$2,976,005
	2019	$754,120	$50,903	$1,000,023	$703,820	$80,653	$2,589,519
David W. Johnson, Vice President and Chief Financial Officer	2021	$422,289	$38,323	$499,940	$394,840	$38,314	$1,393,706
	2020	$409,610	$33,877	$425,023	$335,852	$40,920	$1,245,282
	2019	$396,292	$27,790	$349,958	$226,025	$42,209	$1,042,274
For more information, visit page 34.
2

EXECUTIVE COMPENSATION HIGHLIGHTS
✔	Members of Compensation Committee are Independent
✔	Pay for Performance
✔	No Tax Gross-up for Compensation Programs
✔	Clawback Policy
✔	No Employment Agreements
✔	No Severance or Termination Pay to Named Executive Officers
3

JOHNSON OUTDOORS INC.
555 Main Street
Racine, Wisconsin 53403
PROXY STATEMENT
For The 2022 Annual Meeting of Shareholders
To Be Held Virtually On February 24, 2022
Important Notice Regarding the Availability of Proxy Materials for the
2022 Virtual Annual Meeting of Shareholders to be held on February 24, 2022:

The Notice of Annual Meeting, this Proxy Statement and the Accompanying Annual Report on Form 10-K are Available at www.proxyvote.com
This Proxy Statement, which is first being mailed on or about January 7, 2022, to shareholders of record as of the close of business on December 17, 2021, is furnished in connection with the solicitation of proxies by the Board of Directors of Johnson Outdoors Inc. (the “Company”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders, to be used at the Annual Meeting of Shareholders of the Company to be held on Thursday, February 24, 2022 at 8:00 a.m., central standard time, at the following weblink: www.virtualshareholdermeeting.com/JOUT2022 and at any adjournment or postponement thereof (the “Annual Meeting”).
You may vote in any of the following ways:
1)
attend the Annual Meeting virtually and vote online during the meeting using your 16-digit control number included on your Notice of Annual Meeting or Proxy Card or the instructions that accompanied your proxy materials. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you may be required to provide proof of beneficial ownership, such as your most recent account statement. If you do not comply with the procedures, you will not be admitted to, or able to participate in, the virtual Annual Meeting;

2)	complete the enclosed proxy card and then sign, date and return it in the postage pre-paid envelope provided; or
3)	vote by telephone or the Internet by following the instructions supplied on the proxy card.
If you submit a proxy now, your right to vote at the Annual Meeting is not waived should you decide to attend and vote online during the virtual meeting.
Shares represented by a properly executed proxy will be voted at the Annual Meeting and, when instructions have been given by the shareholder, will be voted in accordance with those instructions. If you submit a proxy without giving voting instructions, the persons named as proxies on the proxy card will vote your shares: (1) FOR the election of the directors named in this Proxy Statement, (2) FOR the ratification of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2022, and (3) FOR approval of the non-binding advisory proposal on executive compensation.
As of the date of this Proxy Statement, the Company does not expect any matters to be voted upon at the Annual Meeting other than the proposals set forth in the accompanying Notice of Annual Meeting of Shareholders. If any other matters properly come before the Annual Meeting, including, among other things, consideration of a motion to adjourn the meeting to another time or place, a properly executed proxy gives the persons named as proxies on the proxy card authority to vote on such matters. The individuals named and acting as proxies will have the authority to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If the Annual Meeting is adjourned or postponed, a proxy will remain valid and may be voted at the adjourned or postponed meeting.
4

PROXY STATEMENT
You may revoke your proxy at any time before it is actually voted by giving written notice of revocation to the Secretary of the Company, by attending the Annual Meeting virtually and voting online or by submitting a duly executed proxy to the Company bearing a later date. Attendance and participating online in the Annual Meeting will not, by itself, revoke a proxy. If you have given voting instructions to a broker, nominee, fiduciary or other custodian that holds your shares in “street name,” you may revoke those instructions by following the directions given by the broker, nominee, fiduciary or other custodian. If a shareholder properly signs and returns the proxy card but does not specify how to vote, then the shareholder’s shares will be voted FOR the election of the directors listed in the enclosed proxy, FOR the ratification of RSM US LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year, and FOR approval of the non-binding advisory proposal on executive compensation.
Telephone and Internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been properly recorded. Shareholders voting via the Internet should understand that there might be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that the shareholder must bear.
The record date for shareholders entitled to notice of and to vote at the Annual Meeting is December 17, 2021. On the record date, the Company had outstanding and entitled to vote 8,992,656 shares of Class A common stock and 1,207,882 shares of Class B common stock. A majority of the votes entitled to be cast at the Annual Meeting, represented either in person (including attending virtually) or by proxy, shall constitute a quorum with respect to the meeting. Holders of Class A common stock, voting as a separate class, elect three directors and are entitled to one vote per share for directors designated to be elected by holders of Class A common stock. Holders of Class B common stock elect the remaining directors and are entitled to one vote per share for directors designated to be elected by holders of Class B common stock. Holders of Class A common stock and Class B common stock voting together as a single voting group are entitled to vote on the proposal to ratify RSM US LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year, and to vote to approve the non-binding advisory proposal on executive compensation. The holders of Class A common stock are entitled to one vote per share, while holders of Class B common stock are entitled to ten votes per share on these two proposals. Approval of any other matter not specified in the Notice of Annual Meeting of Shareholders that may properly be presented at the Annual Meeting will require that the number of votes properly cast in favor of such matter exceed the number of votes properly cast against such matter, with the holders of the Class A common stock entitled to one vote per share and the holders of Class B common stock entitled to ten votes per share. Abstentions and broker non-votes (i.e., shares held by brokers in “street name,” voting on certain matters due to discretionary authority or instructions from the beneficial owners but not voting on other matters due to lack of authority to vote on such matters without instructions from the beneficial owner) will count toward the quorum requirement but will not count toward the determination of whether the directors are elected or whether such other matters are approved. The Inspector of Election appointed by our Board of Directors will count the votes and ballots.

Notice: The Annual Report to Shareholders, which contains certain additional information about the Company not required to be included in our Annual Report on Form 10-K, is available this year to shareholders at https://www.johnsonoutdoors.com/annual-report, 24 hours a day and free of charge. The Company is not including the information contained on or available through its website as part of, or incorporating such information by reference into, this Proxy Statement.

5

PROPOSAL 1: ELECTION OF DIRECTORS
Nine directors are to be elected at the Annual Meeting to serve until the next annual meeting of shareholders or until their respective successors have been duly elected. The Company’s Articles of Incorporation provide that holders of the Company’s Class A common stock have the right to elect 25 percent, or the next highest whole number, of the authorized number of directors and the holders of the Company’s Class B common stock are entitled to elect the remaining directors. At the Annual Meeting, holders of Class A common stock will be entitled to elect three directors and holders of Class B common stock will be entitled to elect six directors. John M. Fahey, Jr., William (“Bill”) D. Perez, and Paul G. Alexander (the “Class A Directors”) are the Board nominees designated to be voted on by the holders of Class A common stock, and Helen P. Johnson-Leipold, Katherine Button Bell, Edward F. Lang, Richard (“Casey”) Sheahan, Edward Stevens, and Liliann Annie Zipfel (the “Class B Directors”) are the Board nominees designated to be voted on by the holders of Class B common stock. As indicated below, the individuals nominated by our Board of Directors are all incumbent directors.
Properly completed proxies (whether by Internet, telephone or mail) received from holders of Class A common stock will, unless otherwise directed, be voted for the three nominee Class A Directors and properly completed proxies (whether by Internet, telephone or mail) received from holders of Class B common stock will, unless otherwise directed, be voted for the six nominee Class B Directors. Proxies of holders of Class A common stock cannot be voted for more than three persons and proxies of holders of Class B common stock cannot be voted for more than six persons. Class A Directors are elected by a plurality of the votes cast by the holders of Class A common stock and Class B Directors are elected by a plurality of the votes cast by the holders of Class B common stock, in each case assuming a quorum is present at the Annual Meeting. “Plurality” means that the individuals who receive the largest number of votes cast by holders of the class of common stock entitled to vote in the election of such directors are elected as directors up to the maximum number of directors to be chosen at the Annual Meeting by such class. Consequently, the nine directors receiving the most votes, taking into account the Company’s two class voting structure, will be elected to the Board of Directors.
Thomas F. Pyle, Jr., Vice Chairman of our Board of Directors, will not be standing for re-election at the Annual Meeting. Mr. Pyle has served as one of our directors since 1987 and he is the current chairman of our Compensation Committee and a member of our Audit and Executive Committees. Mr. Pyle’s service on each of these Board committees will end in connection with the Annual Meeting. We want to thank Mr. Pyle for his many years of dedicated service and his passion for Johnson Outdoors. His wise leadership has had an untold number of contributions to our organization that are invaluable and greatly appreciated. We are a better Company because of Mr. Pyle’s service.
Director Qualifications
The following table provides information as of the date of this Proxy Statement about each nominee for election to the Board of Directors at the Annual Meeting. The Company anticipates the nominees for election as directors will be candidates when the election is held. However, if any of the nominees should be unable or unwilling to serve, the proxies, pursuant to the authority granted to them by the Board of Directors and taking into account our two class voting structure, will have discretionary authority to select and vote for substituted nominees (except where the proxy withholds authority with respect to the election of directors). The information presented includes information each nominee or director has given the Company about his or her age, his or her principal occupation and business experience for at least the past five years, and the names of other publicly-held companies of which he or she currently serves as a director or has served as a director during the past five years. The Nominating and Corporate Governance Committee regularly evaluates the mix of experience, qualifications, attributes and skills of the Company’s directors using a matrix of areas that the Committee considers important for the Company’s business and its strategic objectives. In addition to the information presented below regarding the nominee’s specific experience, qualifications, attributes and skills that led the Nominating and Corporate Governance Committee to the conclusion that the nominee should serve as a director, the Nominating and Corporate Governance Committee also considered the qualifications and criteria described below under “Corporate Governance Matters – Director Nominations” with the objective of creating a complementary mix of directors. Moreover, additional information regarding Board diversity is set forth below under “Corporate Governance Matters – Board Diversity and Disclosure.”
6

PROPOSAL 1: ELECTION OF DIRECTORS
Class A Directors
Paul G. Alexander
Age: 61 Director Since: 2021
Chief Marketing Officer for the Boston University Questrom School of Business. He is responsible for the design, execution and assessment of marketing and communications strategies and plans that build Questrom’s global visibility and brand reputation in support of the Business School’s strategic goals. Prior to joining Questrom, Mr. Alexander was the Chief Marketing and Communications Officer of Eastern Bank based in Boston, Massachusetts from 2015 to June 2021. Before Eastern Bank, Mr. Alexander served as Executive Vice President and Chief Communications Officer for Liberty Mutual Insurance, where he held responsibility for all corporate brand marketing, advertising, communications, public relations, meeting management and event strategy, and major sports sponsorships. Previously, he was Vice President of Global Advertising and Design for the Campbell Soup Company. Prior to Campbell’s, he spent fifteen years at Procter and Gamble as a Director of Advertising Development and a Brand Manager. Mr. Alexander is currently on the Board of Directors of Skyword, a content marketing software and services company. He is a Board member of the Ad Club of Boston and is also on the Executive Committee of the Board of the Association of National Advertisers (ANA), the largest marketing trade association in the U.S., where he serves as Treasurer and Chair of the Finance Committee. Mr. Alexander’s extensive experience in branding, marketing, communications, strategy, along with his general business skills, led to the determination that he should serve as a director.

John M. Fahey, Jr.
Age: 70 Director Since: 2001
Non-Executive Chairman of the Board of Directors of Time Inc., from June 28, 2017 to April 2018, previously serving as Lead Independent Director. Retired as Chairman of the National Geographic Society, a nonprofit scientific and educational organization, in 2016; served as its CEO from 1998 through 2013. President of the National Geographic Society from 1998 to December 2010. Regent of the Smithsonian Institution and Director of Lindblad Expeditions Holdings. The skills and experience acquired by Mr. Fahey through these positions, which led to the conclusion that he should serve as a director, include leadership, strategic planning, international business, corporate transactions and enterprise risk management, together with familiarity with several of the Company’s markets and industries.

William (“Bill”) D. Perez
Age: 74 Director Since: 2018
Founder of FamGen, a professional services firm specializing in consulting for family owned businesses on all matters from strategy and planning to growth and global expansion. Mr. Perez was formerly with Greenhill & Co. Inc., an investment banking firm, after serving as a Senior Advisor for seven years. He retired as President and Chief Executive Officer for the Wm. Wrigley Jr. Company in December 2008. Before joining the Wrigley Company, he served as President and Chief Executive Officer of Nike, Inc. And, prior to that, Mr. Perez spent 34 years with S.C. Johnson, including eight years as President and Chief Executive Officer. Member of the Board of Directors for Northwestern Memorial Hospital from 2009 to 2021 and current Lifetime Trustee of Northwestern Medicine. He currently serves on the Board of Trustees and Executive Committee of Naples Community Hospital. Mr. Perez was formerly a director with Johnson & Johnson from June 2007 to April 2020, and Whirlpool Corporation from December 2009 to April 2020. In addition, he is a Presidential Counselor at Cornell University. Mr. Perez’s experience provides him with an extensive background in corporate transactions, international business, operations and manufacturing, financial matters, strategic planning, and brand marketing, all of which led to the conclusion that he should serve as a director.

7

PROPOSAL 1: ELECTION OF DIRECTORS
Class B Directors
Helen P. Johnson-Leipold
Age: 65 Director Since: 1994
Chairman and Chief Executive Officer of the Company since 1999. Chairman and Director of Johnson Bank and Johnson Financial Group, Inc., Director of S.C. Johnson, a global manufacturer of household consumer products. Chairman of The Johnson Foundation at Wingspread and its Board of Trustees. These experiences, along with 15 years in various executive positions at S.C. Johnson & Son, Inc. and 8 years at Foote, Cone & Belding Advertising, have provided Ms. Johnson-Leipold with extensive leadership and management experience; including, strategic planning, marketing, new product development, market research, operations, manufacturing, corporate communication, corporate transactions, international business, as well as a deep knowledge of the Company’s industry, businesses and strategic evolution, all of which led to the determination that she is particularly qualified to serve as a director.

Liliann Annie Zipfel
Age: 53 Director Since: 2021
Senior Vice President and Chief Marketing Officer at Andersen Corporation since 2018. In this role, Ms. Zipfel is responsible for enterprise brand management, all digital, web, social media, product management, customer insight and analytics, and specialty business portfolio. Ms. Zipfel has spent her career in marketing serving in a variety of leadership roles in retail and consumer goods organizations. Prior to her role at Andersen Corporation, Ms. Zipfel served as Starbucks’ Global Vice President of Category and Brand for the Roastery and Reserve brands from 2015 to 2018, the company’s premium and flagship segments. Prior to this role, Ms. Zipfel held marketing leadership positions at REI, Target Corporation and General Mills. Ms. Zipfel’s extensive experience in marketing, customer insights and analytics, digital strategy, retail and ecommerce, along with her business strategy skills, led to the determination that she should serve as a director.

Katherine Button Bell
Age: 63 Director Since: 2014
Senior Vice President and Chief Marketing Officer of Emerson Electric Co. since 1999. In 2016, she was appointed to Emerson’s Office of the Chief Executive. Past Director and member of the Compensation Committee of Sally Beauty Holdings. Director of the Board of Business Marketing Association from 2010 to 2017, Chairwoman for 2013 to 2014, and Vice Chairwoman from 2012 to 2013. Inducted into the ANA Business Association Marketing Hall of Fame in 2018. Serves on the Foundation Board of St. Louis Children’s Hospital. Ms. Button Bell previously served as President of Button Brand Development, a strategic marketing consulting firm, and held senior marketing positions at Converse Inc. and Wilson Sporting Goods. Ms. Button Bell’s expertise in global marketing, digital strategy and market research, as well as her outdoor industry experience, led to the determination that she should serve as a director.

8

PROPOSAL 1: ELECTION OF DIRECTORS
Edward Stevens
Age: 53 Director Since: 2016
Founder and Chief Executive Officer of Preciate, Inc., an enterprise virtual communication platform, since July 2017. Chairman of the Board for Demand Q, a software-based peak demand energy solution since March 2018. Strategic Board Advisor for KIBO Software, Inc., an eCommerce platform from November, 2016 to October, 2017, and Chief Operating Officer of KIBO from December 2015 to November 2016. Founder and Chief Executive Officer of Shopatron, a leading provider of cloud-based, eCommerce order management systems from 2001 to 2015. Mr. Stevens’ extensive experience in digital strategy, ecommerce, and omni-channel distribution, along with his international business strategy skills, led to the determination that he should serve as a director.

Edward F. Lang
Age: 59 Director Since: 2006
Senior Vice President and Chief Financial Officer of the New Orleans Saints, a National Football League team, and the New Orleans Pelicans, a National Basketball Association team, since 2012. President of Business Operations and Alternate Governor of the Nashville Predators, a National Hockey League team, from 2007 to 2010. Executive Vice President of Finance and Administration and Chief Financial Officer of the Nashville Predators from 2004 until 2007 and Senior Vice President and Chief Financial Officer of the Nashville Predators from 1997 until 2003. Mr. Lang has broad experience in financial matters, accounting and auditing from his activities as a chief financial officer, together with experience in corporate transactions, operations and enterprise risk management. Mr. Lang also has experience in leisure industries and consumer products. This broad financial and other business experience led to the conclusion that he should serve as a director.

Richard (“Casey”) Sheahan
Age: 66 Director Since: 2014
Chief Executive Officer of Simms Fishing Products LLC, a company engaged in the manufacturing, marketing and sale of fishing related products for anglers to stay dry and protected from the elements, beginning on November 1, 2017. President of Keen Footwear, a company engaged in the business of the marketing, sale and distribution of footwear, from October 1, 2016 to October 31st, 2017. President and CEO of Patagonia, Inc. and Lost Arrow Corporation from 2005 to 2014. Director and member of the Executive Committee of the Outdoor Industry Association from 2009 to 2014. Mr. Sheahan previously held senior leadership and marketing positions at Kelty, Inc., Wolverine Worldwide, Inc., Merrell Outdoor Division and Nike, Inc., and served in a variety of senior positions with several outdoor-oriented publications. Mr. Sheahan’s extensive experience in the outdoor industry, along with his skills in marketing, leadership and sustainable business practices led to the determination that he should serve as a director.

Board of Directors Recommendation
The Company’s Board of Directors recommends that shareholders vote “FOR” the election of each nominee listed above as a director of Johnson Outdoors Inc.
9

DIRECTORS’ MEETINGS AND COMMITTEES
Meetings and Attendance
The Board of Directors has standing Executive, Audit, Compensation, and Nominating and Corporate Governance Committees. During the year ended October 1, 2021 (“fiscal 2021”), there were 8 meetings of the Board of Directors, 6 meetings of the Audit Committee, 5 meetings of the Compensation Committee, 5 meetings of the Nominating and Corporate Governance Committee and no meetings of the Executive Committee. Each director attended at least 75 percent of the aggregate number of (i) meetings of the Board of Directors held during the period for which he or she was a director during fiscal 2021 and (ii) meetings of the committees on which the director served during fiscal 2021.
Executive sessions or meetings of outside (non-management) directors without management present are held regularly for a general discussion of relevant subjects. In fiscal 2021, the outside directors met in executive session at least two times in accordance with the requirements of the NASDAQ Stock Market.
Name	Executive Committee	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
John M. Fahey, Jr.
William (“Bill”) D. Perez
Paul G. Alexander
Helen P. Johnson-Leipold
Thomas F. Pyle, Jr.
Katherine Button Bell
Edward Stevens
Edward F. Lang
Richard (“Casey”) Sheehan
Liliann Annie Zipfel
Thomas F. Pyle, Jr. was a director during fiscal 2021 and served as the Chairman of the Company’s Compensation Committee and as a member of the Executive and Audit Committees during the entirety of fiscal 2021. Mr. Pyle also serves as the Vice Chairman/Lead Independant Director. Mr. Pyle is retiring from the Board of Directors at the Annual Meeting and will not stand for re-election at the Annual Meeting. We expect the Nominating and Corporate Governance Committee to make recommendations to the Board of Directors with regard to appropriate successors to the roles of Chairman of the Compensation Committee and the Vice Chairman/Lead Independent Director role following Mr. Pyle’s retirement.
10

DIRECTORS’ MEETINGS AND COMMITTEES
Committees

Executive Committee Committee Members Helen P. Johnson-Leipold Thomas F. Pyle, Jr. Number of meetings in 2021: 0	Key Responsibilities

The Executive Committee assists the Board of Directors in developing and evaluating general corporate policies and objectives and in discharging the Board of Directors’ responsibilities with respect to the management of the business and affairs of the Company when it is impracticable for the full Board to act. Present members of the Executive Committee are Ms. Johnson-Leipold and Mr. Pyle.

Audit Committee Committee Members Edward F. Lang Edward Stevens Thomas F. Pyle, Jr. William (“Bill”) D. Perez Number of meetings in 2021: 6	Key Responsibilities

The Audit Committee presently consists of Messrs. Lang (Chairman), Pyle, Stevens and Perez. The Audit Committee’s primary duties and responsibilities are to: (1) appoint the Company’s independent registered public accounting firm and determine its compensation; (2) serve as an independent and objective party to monitor the Company’s compliance with legal and regulatory requirements and the Company’s financial reporting, disclosure controls and procedures and internal controls and procedures; (3) review, evaluate and oversee the audit efforts of the Company’s independent registered public accounting firm and internal auditors; (4) provide an open avenue of communication among the independent registered public accounting firm, management, the internal auditors and the Board of Directors; and (5) prepare the Audit Committee Report required to be included in the Company’s annual proxy statement. The Audit Committee has the direct authority and responsibility to select, evaluate and, where appropriate, replace the independent registered public accounting firm, and is an “audit committee” for purposes of Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee’s report required by the rules of the Securities and Exchange Commission (“SEC”) appears beginning on page 18.

Compensation Committee Committee Members Thomas F. Pyle, Jr. John M. Fahey, Jr. Katherine Button Bell Richard (“Casey”) Sheahan Liliann Annie Zipfel Number of meetings in 2021: 5	Key Responsibilities

The Compensation Committee presently consists of Messrs. Pyle (Chairman), Fahey, Sheahan, Ms. Button Bell and Ms. Zipfel. The Compensation Committee administers the Company’s compensation programs and the compensation of the Company’s directors, officers and, at the option of the Committee, other managerial personnel of the Company and its subsidiaries, including, without limitation, fixing the cash compensation of such persons, establishing and administering benefit plans for such persons and determining benefits thereunder. Generally, the Compensation Committee also administers all incentive compensation and equity-based plans, such as stock option, restricted stock and restricted stock unit plans, in accordance with the terms of such plans, and approves awards under the incentive compensation and equity-based plans. The Compensation Committee also reviews and makes recommendations to the Board of Directors with respect to the compensation of the Company’s outside directors.

11

DIRECTORS’ MEETINGS AND COMMITTEES

Nominating and Corporate Governance Committee

Committee Members

John M. Fahey, Jr.
Edward F. Lang
Edward Stevens
Richard (“Casey”) Sheahan
Katherine Button Bell
Paul G. Alexander

Number of meetings in 2021: 5
Key Responsibilities

The Nominating and Corporate Governance Committee presently consists of Messrs. Fahey (Chairman), Lang, Sheahan, Stevens and Alexander, and Ms. Button-Bell. The Nominating and Corporate Governance Committee provides assistance to the Board of Directors in fulfilling its responsibilities by: (1) identifying individuals qualified to become directors and recommending to the Board of Directors candidates for all directorships to be filled by the Board of Directors or by the shareholders of the Company; (2) identifying directors qualified to serve on the committees established by the Board of Directors and recommending to the Board of Directors members for each committee to be filled by the Board of Directors; (3) reporting annually to the Board of Directors regarding the Nominating and Corporate Governance Committee’s evaluation and assessment of the performance of the Board, and (4) taking a leadership role in shaping the corporate governance of the Company.

Charters of Committees
The Board of Directors has adopted a written charter for each of its Committees which may be amended from time to time. The Company makes available copies of each of these charters on its website at www.johnsonoutdoors.com, 24 hours a day and free of charge. The Company is not including the information contained on or available through its website as part of, or incorporating such information by reference into, this Proxy Statement.
12

CORPORATE GOVERNANCE MATTERS
The Company is committed to establishing and maintaining high standards of corporate governance, which are intended to serve the long-term interests of the Company and its shareholders. The Board of Directors has adopted Corporate Governance Guidelines which the Company has published on its website at www.johnsonoutdoors.com.
Director Independence
The Board of Directors has determined that the Company is a “Controlled Company,” as defined in NASDAQ Stock Market Listing Rule 5615(c)(1). The Board has based this determination on the fact that Helen P. Johnson-Leipold is deemed to be the beneficial owner of more than 50 percent of the voting power of the Company. The Company, therefore, is exempt from certain independence requirements of the NASDAQ Stock Market rules, including the requirement to maintain a majority of independent directors on the Company’s Board of Directors and the requirement to maintain a Nominating and Corporate Governance Committee and a Compensation Committee composed entirely of independent directors. Notwithstanding such exemption, the Board of Directors has reviewed the independence of the nominees for election to the Board at the Annual Meeting under the applicable standards of the NASDAQ Stock Market. Based upon this review, of the nine nominees, the Board of Directors has determined that each of the following nominee directors was independent under the NASDAQ listing standards:
Paul G. Alexander
Katherine Button Bell
John M. Fahey, Jr.
Edward F. Lang
William (“Bill”) D. Perez
Richard (“Casey”) Sheahan
Edward Stevens
Liliann Annie Zipfel
The Board of Directors determined that Ms. Johnson-Leipold was not independent in accordance with the NASDAQ standards because she is an executive officer of the Company.
Board Leadership Structure
The Board of Directors determines whether it is appropriate to combine or separate the roles of Chairman of the Board and Chief Executive Officer depending on the Company’s circumstances at the time. Ms. Johnson-Leipold currently serves as the Company’s Chief Executive Officer and as Chairman of the Board of Directors. Ms. Johnson-Leipold possesses extensive experience in the industries in which the Company operates, and in-depth knowledge of the issues, opportunities and challenges the Company faces, and is thus best positioned to develop agendas and highlight issues that ensure that the Board of Directors’ time and attention are focused on the most critical matters. In addition, the Board of Directors has determined that this leadership structure is optimal because it believes that having one leader serving as both the Chairman and Chief Executive Officer provides decisive, consistent and effective leadership, as well as clear accountability. Having one person serve as Chairman and Chief Executive Officer also enhances the Company’s ability to communicate its message and strategy clearly and consistently to its shareholders, employees, and business partners, particularly during times of turbulent economic and industry conditions. Although the Company believes that the combination of the Chairman and Chief Executive Officer roles is appropriate under current circumstances, it will continue to review this issue periodically to determine whether, based on the relevant facts and circumstances, separation of these offices would serve the Company’s best interests and the best interests of its shareholders.
Thomas F. Pyle, Jr., the Company’s Vice Chairman of the Board, serves as the Company’s lead outside or independent director. In his capacity as lead outside or independent director, Mr. Pyle coordinates the activities of the independent directors and serves as a liaison between the Chairman and the independent directors. Mr. Pyle also presides at the executive sessions of the independent directors and has the authority to call
13

CORPORATE GOVERNANCE MATTERS
additional executive sessions or meetings of the independent directors. As noted earlier, Mr. Pyle is retiring from the Board of Directors at the Annual Meeting and will not stand for re-election at the Annual Meeting. Upon his retirement, we expect that our Board will identify a successor lead outside or independent director going forward.
Board Diversity and Disclosure
Johnson Outdoors is a strong proponent of the new diversity disclosure rule adopted by the Nasdaq Stock Market. As evidenced by the disclosures in the table below, the Company has historically been proactive in seeking to ensure that its Board possesses, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, while at the same time seeking to ensure that the Board is comprised of directors who have broad and diverse backgrounds, perspectives and experiences.
Board Diversity Matrix (As of October 1, 2021)
Total Number of Directors	9*
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	6
Part II: Demographic Background
African American or Black		1
Alaskan Native or Native American
Asian
Hispanic or Latinx		1
Native Hawaiian or Pacific Islander
White	3	4
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background
*	The above matrix does not include Thomas F. Pyle, Jr. who is retiring at the Annual Meeting and will not be standing for re-election to our Board of Directors.
The Board’s Role in Risk Oversight
The Company has established a Risk Committee, which is primarily responsible for the Company’s enterprise risk assessment and enterprise risk management policies. The Risk Committee is co-chaired by the Company’s Chief Financial Officer and General Counsel and includes various other members of senior management. The role of the Board of Directors in the Company’s risk oversight process includes receiving reports and presentations from the Risk Committee or other senior management leaders on areas of material risk to the Company, including operational, financial, legal and regulatory, strategic and reputational risks, and any measures taken to mitigate such risks. In addition, the Board of Directors regularly reviews and discusses areas of material risk at its meetings.
As noted above, the Company has established a Risk Committee, which is primarily responsible for the Company’s enterprise risk assessment and overseeing enterprise risk management. Notwithstanding such delegation of responsibility by the Company’s Board of Directors, the Board has reserved to the Company’s Compensation Committee primary oversight responsibility to ensure that compensation programs and practices of the Company do not encourage unreasonable or excessive risk-taking and that any risks are subject to appropriate controls. As part of this process, the Company (with the oversight of the Compensation Committee) designs the Company’s overall compensation programs and practices, including incentive compensation for both executives and non-executive employees, in a manner intended to support its strategic priorities and
14

CORPORATE GOVERNANCE MATTERS
initiatives to enhance long-term sustainable value without encouraging unnecessary or unreasonable risk-taking. At the same time, the Company recognizes that its goals cannot be fully achieved while avoiding all risk. The Compensation Committee (along with assistance from management) periodically reviews the Company’s compensation programs and practices in the context of its risk profile, together with its other risk mitigation and risk management programs, to ensure that these programs and practices work together for the long-term benefit of the Company and its shareholders. Based on its recently completed review of the Company’s compensation programs, the Compensation Committee concluded that the Company’s incentive compensation policies for both executive and non-executive employees have not materially and adversely affected the Company by encouraging unreasonable or excessive risk-taking in the recent past, are not likely to have a material adverse effect in the future and provide for multiple and reasonably effective safeguards to protect against unnecessary or unreasonable risk-taking.
Director Nominations
The Company has a standing Nominating and Corporate Governance Committee. Based upon the review described under “Corporate Governance Matters – Director Independence,” the Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent under the applicable standards of the NASDAQ Stock Market.
The Nominating and Corporate Governance Committee will consider director nominees recommended by shareholders. Recommendations for consideration by the Nominating and Corporate Governance Committee should be sent to the Secretary of the Company in writing, together with appropriate biographical information concerning each proposed nominee, including the following information: (1) the name, address (business and residence), date of birth and principal occupation or employment (present and for the past five years) of each person whom the shareholder proposes to be considered as a nominee; (2) the number of shares of the common stock (of each class) beneficially owned (as defined by section 13(d) of the Securities Exchange Act of 1934, as amended) by each such proposed nominee; (3) any other information regarding such proposed nominee that would be required to be disclosed in a definitive proxy statement to shareholders prepared in connection with an election of directors pursuant to section 14(a) of the Securities Exchange Act of 1934, as amended; and (4) the name and address (business and residential) of the shareholder making the recommendation and the number of shares of the common stock (regardless of class) beneficially owned (as defined by section 13(d) of the Securities Exchange Act of 1934, as amended) by the shareholder making the recommendation. The Company may require any proposed nominee to furnish additional information as may be reasonably required to determine the qualifications of such proposed nominee to serve as a director of the Company. The Company’s Bylaws also set forth certain requirements for shareholders wishing to nominate director candidates directly for consideration by the shareholders. With respect to an election of directors to be held at an annual meeting, a shareholder must, among other things, give notice of intent to make such a nomination to the Secretary of the Company in advance of the meeting in compliance with the terms and within the time period specified in the Bylaws. Pursuant to these requirements, a shareholder must give a written notice of intent to the Secretary of the Company not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary date of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The Nominating and Corporate Governance Committee will consider any nominee recommended by a shareholder in accordance with the preceding paragraph under the same criteria as any other potential nominee. In identifying and evaluating nominees for director, the Nominating and Corporate Governance Committee of the Board of Directors seeks to ensure that the Board of Directors possesses, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and seeks to ensure that the Board of Directors is comprised of directors who have broad and diverse backgrounds, possessing knowledge in areas that are of importance to the Company. In addition, the Nominating and Corporate Governance Committee believes it is important that at least one director have the requisite experience and expertise to be designated as an “audit committee financial expert.” The Nominating and Corporate Governance Committee looks at each nominee on a case-by-case basis regardless of
15

CORPORATE GOVERNANCE MATTERS
who recommended the nominee. In looking at the qualifications of each candidate to determine if their election would further the goals described above, the Nominating and Corporate Governance Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. At a minimum, each director nominee must have displayed the highest personal and professional ethics, integrity, values and sound business judgment. In addition, the Nominating and Corporate Governance Committee believes that the following specific qualities and skills are necessary for all Company directors to possess:
•	A director should be highly accomplished in his or her respective field, with superior credentials and recognition.
•
A director should have expertise and experience relevant to the Company’s business and strategic objectives, and be able to offer advice and guidance to the Chief Executive Officer based on that expertise and experience.

•	A director must have time available to devote to activities of the Board of Directors and to enhance his or her knowledge of the Company’s business.
•
The Company does not have a formal policy for the consideration of diversity by the Nominating and Corporate Governance Committee in identifying nominees for director. Diversity is one of the factors the Nominating and Corporate Governance Committee may consider and in this respect diversity may include race, gender, national origin or other characteristics. See “Corporate Governance Matters – Board Diversity and Disclosure” for additional information on the diversity of the composition of our Board of Directors.

In 2019, based on a recommendation from the Nominating and Corporate Governance Committee, the Board of Directors adopted a director retirement age of 75 in the Company’s Corporate Governance Guidelines, which are posted on the Company’s website located at www.johnsonoutdoors.com.
The Nominating and Corporate Governance Committee considered several candidates for appointment to the Board of Directors in fiscal 2021. Based on the considerations described above (including as referenced in the biography and related discussion of director qualifications), and further due diligence led by Mr. Fahey, one of the Company’s outside directors and Chairman of the Nominating and Corporate Governance Committee, the Nominating and Corporate Governance Committee nominated and the Board of Directors appointed each of Paul G. Alexander and Liliann Annie Zipfel as directors on May 26, 2021. Each of Mr. Alexander and Ms. Zipfel were recommended to the Nominating and Corporate Governance Committee for appointment to the Board by an independent director search firm retained by the Company.
Communications between Shareholders and the Board of Directors; Director Attendance at Annual Meetings
Shareholders may communicate with the Board of Directors by writing to the Board of Directors (or, at the shareholder’s option, to a specific director) care of the Secretary of the Company at Johnson Outdoors Inc., 555 Main Street, Suite 342, Racine, Wisconsin 53403. Subject to the conditions described below, the Secretary will ensure that this communication (assuming it is properly addressed to the Board of Directors or to a specific director) is delivered to the Board of Directors or the specified director, as the case may be. Each such communication should indicate that the sender is a shareholder of the Company and that the sender is directing the communication to one or more individual directors or to the Board of Directors as a whole.
All communications will be compiled by the Company’s Secretary and submitted to the Board of Directors or the individual directors on an as needed basis unless such communications are considered, in the reasonable judgment of the Secretary, to be improper for submission to the intended recipient(s). Examples of shareholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Company or its business or communications that relate to improper or irrelevant topics. The Secretary may also attempt to handle a communication directly where appropriate, such as where the communication is a request for information about the Company or where it is a stock-related matter.
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CORPORATE GOVERNANCE MATTERS
Directors are encouraged to attend the Company’s Annual Meeting of Shareholders. All of the incumbent directors who were serving as a director at the time of the meeting attended the Company’s Virtual Annual Meeting of Shareholders that occurred on February 25, 2021.
Employee Code of Conduct and Code of Ethics; Corporate Governance Guidelines; and Procedures for Reporting of Accounting Concerns
The Company has adopted an Employee Code of Business Conduct (the “Code of Conduct”). The Company requires all directors, officers and employees to adhere to the Code of Conduct in addressing legal and ethical issues encountered in conducting their work. The Code of Conduct requires the Company’s directors, officers and employees to avoid conflicts of interest, comply with all applicable laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interests. The Company has placed a copy of the Code of Conduct on its website located at www.johnsonoutdoors.com. In addition, all directors, officers and salaried employees are required to complete compliance training on the Code of Conduct and certain other subjects.
The Company also adopted a Code of Ethics for the Chief Executive Officer and Senior Financial and Accounting Officers (the “Code of Ethics”), which governs the conduct of the Company’s Chief Executive Officer, Chief Financial Officer and its other senior financial and accounting officers and executives. The Code of Ethics supplements the Code of Conduct and is intended to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of conflicts of interest; provide full, fair, accurate, timely and understandable disclosure in the Company’s public documents; promote compliance with applicable laws and regulations; ensure the prompt reporting of violations of the Code of Ethics; and provide accountability for adherence to the Code of Ethics. The Company has placed a copy of the Code of Ethics on its website located at www.johnsonoutdoors.com. The Company intends to disclose any amendments to, or waivers from, the Code of Ethics on its corporate website.
In addition, the Company has adopted a set of Corporate Governance Guidelines (the “Corporate Governance Guidelines”). The Corporate Governance Guidelines have been established to assist the Board of Directors in the exercise of its responsibilities and to reflect the Board’s commitment to monitoring the effectiveness of policy and decision making at both the Board and management levels. The Corporate Governance Guidelines address issues such as composition of the Board, director retirement requirements, independence criteria for Board members, Board leadership, evaluating performance of the Board, directors’ responsibilities, the Board’s relationship with senior management, Committee matters and director continuing education. The Company has placed a copy of the Corporate Governance Guidelines on its website located at www.johnsonoutdoors.com. Further, the Company has established “whistle-blower procedures” which provide a process for the confidential and anonymous submission, receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters. These procedures provide protections to employees who report possible Company misconduct.
Assessing the Performance of the Board and Individual Directors
The Nominating and Corporate Governance Committee is responsible for annually reporting to the Board of Directors regarding the Committee’s assessment and evaluation of the performance of the Board as a whole. This report and assessment is discussed with the full Board and includes specific review of performance areas in which the Nominating and Corporate Governance Committee believes a better contribution could be made. The purpose of this assessment and evaluation is to increase the effectiveness of the Board as a whole and not necessarily to focus on individual Board members.
Hedging and Margin Account Policies
The Company’s stock trading policies prohibit directors and the Company’s employees, including its executive officers, from (i) purchasing any financial instrument that is designed to hedge or offset any decrease in the market value of the Company’s common stock, including zero-cost collars and forward sale contracts; (ii) engaging in short sales related to the Company’s common stock; and (iii) maintaining margin accounts. All transactions in Johnson Outdoors securities by directors and executive officers must be pre-cleared with the Company’s Chief Financial Officer and General Counsel.
17

AUDIT COMMITTEE MATTERS
Audit Committee Report
The Audit Committee is currently comprised of four members of the Company’s Board of Directors. Based upon the review described under “Corporate Governance Matters – Director Independence,” the Board of Directors has determined that each member of the Audit Committee is independent under the applicable standards and rules of the NASDAQ Stock Market and the rules of the SEC. The duties and responsibilities of the Company’s Audit Committee are set forth in the Audit Committee Charter, which may be found on the Company’s website at www.johnsonoutdoors.com.
In accordance with its written charter adopted by the Board of Directors, the Audit Committee has oversight responsibility for the quality and integrity of the financial reporting practices of the Company. While the Audit Committee has oversight responsibility, the primary responsibility for the Company’s financial reporting, disclosure controls and procedures and internal control over financial reporting and related internal controls and procedures rests with management, and the Company’s independent registered public accounting firm is responsible for auditing the Company’s financial statements. In discharging its oversight responsibility as to the audit process, the Audit Committee has:
•
reviewed and discussed the Company’s audited financial statements for the fiscal year ended October 1, 2021 with the Company’s management and with the Company’s independent registered public accounting firm;

•
discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC;

•
received and discussed with the Company’s independent registered public accounting firm the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence; and

•	discussed with the independent registered public accounting firm without management present the firm’s independence.
Based upon the above-described review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Company’s Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 1, 2021 for filing with the SEC.
The Audit Committee of the Board of Directors:
Edward F. Lang, Chairman
Thomas F. Pyle, Jr.
Edward Stevens
William D. Perez
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AUDIT COMMITTEE MATTERS
Audit Committee Financial Expert
The Company’s Board of Directors has determined that at least one of the members of the Audit Committee, Edward F. Lang, qualifies as an “audit committee financial expert” as defined by the rules of the SEC based on his work experience and education.
Fees of Independent Registered Public Accounting Firm
The following table summarizes the fees the Company was billed for audit and non-audit services rendered by the Company’s independent registered public accounting firm, RSM US LLP, related to fiscal years 2021 and 2020.
	RSM US LLP
Service Type	2021	2020
Audit Fees(1)	$1,061,000	$1,029,000
All Other Fees(2)	$45,000	$61,000
Total Fees Billed	$1,106,000	$1,090,000
(1)
Includes fees for: professional services rendered in connection with the audit of the Company’s financial statements for the fiscal years ended October 1, 2021 and October 2, 2020; review of the financial statements included in each of the Company’s quarterly reports on Form 10-Q during such fiscal years; and consents and assistance with documents filed by the Company with the SEC. These fees include the services provided by affiliate firms as part of the consolidated audit and for foreign statutory audits.

(2)	All other fees relate to the financial statement audits of the Company’s employee benefit plans and, with respect to fiscal 2020, the review of the Company’s Form S-8.
The Audit Committee of the Board of Directors of the Company considered that the provision of the services and the payment of the fees described above are compatible with maintaining the independence of RSM US LLP.
The Audit Committee is responsible for reviewing and pre-approving any non-audit services to be performed by the Company’s independent registered public accounting firm. These non-audit services are evaluated by the Audit Committee taking into account scope, fees, and applicable laws and regulations (including SEC rules) related to the independence of the independent registered public accounting firm. The Audit Committee has delegated its pre-approval authority to the Chairman of the Audit Committee to act between meetings of the Audit Committee for amounts up to $50,000. Any pre-approval given by the Chairman of the Audit Committee pursuant to this delegation is presented to the full Audit Committee at its next regularly scheduled meeting.
Each new engagement of the Company’s independent registered public accounting firm to perform non-audit services has been approved in advance by the Audit Committee or the Chairman of the Audit Committee pursuant to the foregoing procedures.
19

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
Our Audit Committee has appointed RSM US LLP as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending September 30, 2022. Unless otherwise directed, proxies will be voted FOR the ratification of such appointment.
Although this appointment is not required to be submitted to a vote of shareholders, our Board of Directors believes it appropriate as a matter of policy to request that our shareholders ratify the appointment. If shareholder ratification is not received, the Board of Directors will reconsider the appointment, and may retain that firm or another firm without resubmitting the matter to the Company’s shareholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different firm at any time during the fiscal year if it determines that such change would be in the Company’s best interests.
It is expected that a representative of RSM US LLP will participate in the virtual Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.
If a quorum exists, the approval of the ratification of RSM US LLP requires that the number of votes properly cast for this proposal exceed the number of votes properly cast against this proposal. Abstentions and broker non-votes will not count toward the determination of whether this proposal is approved and will have no impact on the vote.
Board of Directors Recommendation

The Board of Directors recommends a vote “FOR” ratification of the appointment of RSM US LLP as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending September 30, 2022.

20

STOCK OWNERSHIP OF MANAGEMENT AND OTHERS
The following table sets forth certain information as of October 1, 2021 regarding the beneficial ownership of each class of Company common stock by each director, each person known by the Company to own beneficially more than 5 percent of either class of the Company’s common stock (including any “group” as set forth in Section 13(d)(3) of the Exchange Act), each of the officers named in the Summary Compensation Table in this Proxy Statement (the “named executive officers”), and all directors and current Section 16 executive officers as a group based upon information furnished by such persons or in information otherwise publicly available in filings with the SEC.
The Company has determined beneficial ownership in accordance with the rules of the SEC. Except as indicated in the footnotes, the persons listed below have sole voting and investment power over the shares beneficially owned. Shares of common stock subject to options that are either currently exercisable or exercisable within 60 days of October 1, 2021 or restricted stock units (with each unit representing one share of Class A common stock issuable on such vesting date) which are vested or which vest within 60 days of October 1, 2021 are treated as outstanding (but only to the extent the reporting person has not made an election to defer receipt of the underlying shares as of such vesting date) and beneficially owned by the holder for the purpose of computing the percentage ownership of the holder. However, these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person, except with respect to restricted stock units that have vested and been issued as shares of Class A common stock. The table lists applicable percentage ownership based on 8,915,636 shares of Class A common stock outstanding as of October 1, 2021 plus restricted stock units which vested within 60 days of that date and 1,211,564 shares of Class B common stock outstanding as of October 1, 2021.
	Class A Common Stock(1)		Class B Common Stock(1)
Name and Address	Number of Shares	Percentage of Class Outstanding	Number of Shares	Percentage of Class Outstanding
Johnson Bank 555 Main Street Racine, Wisconsin 53403	2,679,044(2)	30.0%	36,580(2)	3.0%
Helen P. Johnson-Leipold 555 Main Street Racine, Wisconsin 53403	1,536,586(3)	17.2%	1,168,366(3)	96.4%
Dr. H. Fisk Johnson 555 Main Street Racine, Wisconsin 53403	770,467(4)	8.6%	—	—
Winifred J. Marquart 555 Main Street Racine, WI 53403	470,786(5)	5.3%	—	—
Dimensional Fund Advisors LP Building One, 6300 Bee Cave Road Austin, Texas 78746	630,430(6)	7.1%	—	—
Royce & Associates, LP 745 Fifth Avenue New York, NY 10151	532,834(7)	6.0%	—	—
Blackrock, Inc. 55 East 52nd Street New York, NY 10055	455,915(8)	5.1%	—	—
David W. Johnson	17,889	*	—	—
Thomas F. Pyle, Jr.	29,925(9)	*	—	—
John M. Fahey, Jr.	17,116(10)	*	—	—
Edward F. Lang	20,738(11)	*	—	—
Katherine Button Bell	2,875(12)	*	—	—
Richard (“Casey”) Sheahan	4,015(13)	*	—	—
Edward Stevens	2,875(14)	*	—	—
William (“Bill”) D. Perez	2,807(15)	*	—	—
Paul G. Alexander	614(16)
Liliann Annie Zipfel	614(17)
All nominee directors and current executive officers as a group (10 persons)	1,636,054	18.4%	1,168,366(3)	96.4%
*	The amount shown is less than 1 percent of the outstanding shares of such class.
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STOCK OWNERSHIP OF MANAGEMENT AND OTHERS
(1)
Shares of Class B common stock (“Class B Shares”) are convertible on a share-for-share basis into shares of Class A common stock (“Class A Shares”) at any time at the discretion of the holder thereof. As a result, a holder of Class B Shares is deemed to beneficially own an equal number of Class A Shares. However, in order to avoid overstatement of the aggregate beneficial ownership of Class A Shares and Class B Shares, the Class A Shares reported in the table does not include Class A Shares which may be acquired upon the conversion of Class B Shares.

(2)
Johnson Bank reports sole voting and investment power with respect to 491,398 Class A Shares and 21,772 Class B Shares, and shared voting and investment power with respect to 2,187,646 Class A Shares and 14,808 Class B Shares. Of the 2,187,646 Class A Shares for which Johnson Bank reports shared voting and investment power, Ms. Johnson-Leipold also reports beneficial ownership of 1,086,741 of these shares, Dr. Johnson also reports beneficial ownership of 572,827 of these shares and Ms. Marquart also reports beneficial ownership of 379,530 of these shares. Ms. Johnson-Leipold is indirectly the controlling shareholder of Johnson Bank.

(3)
Ms. Johnson-Leipold reports sole voting and investment power with respect to 335,381 Class A Shares and shared voting and investment power with respect to 1,201,205 Class A Shares. Ms. Johnson-Leipold beneficially owns such Class A Shares indirectly as the settlor and beneficiary of a trust and through such trust as a general partner of certain limited partnerships controlled by certain members of Samuel C. Johnson’s family or related entities (the “Johnson Family”) and as a controlling shareholder, with trusts for the benefit of the Johnson Family, of certain corporations. Of the 1,201,205 Class A shares for which Ms. Johnson-Leipold reports shared voting and investment power, Johnson Bank also reports beneficial ownership of 1,086,741 of these shares and Dr. Johnson also reports beneficial ownership of 29,308 of these shares. Ms. Johnson-Leipold reports shared voting and investment power with respect to 1,168,366 Class B Shares directly held by the Johnson Outdoors Inc. Class B Common Stock Voting Trust, of which she is voting trustee. The 335,381 Class A Shares for which Ms. Johnson-Leipold reports sole voting and investment power include 65,613 shares of restricted stock previously awarded to Ms. Johnson-Leipold. 241,731 of the Class A shares for which Ms. Johnson-Leipold reports sole voting and investment power and 158,497 of the Class A shares for which Ms. Johnson-Leipold reports shared voting and investment power with Johnson Bank are pledged as collateral to secure a non-Johnson Outdoors business line of credit and a non-Johnson Outdoors business note.

(4)
Dr. Johnson reports shared voting and investment power with respect to 770,467 Class A Shares, which are held either by Dr. Johnson’s revocable trusts or by certain partnerships or corporations in which Dr. Johnson or his revocable trust are general partners or shareholders. Of the 770,467 Class A Shares for which Dr. Johnson reports shared voting and investment power, Johnson Bank reports beneficial ownership of 572,827 of these shares and Ms. Johnson-Leipold also reports beneficial ownership of 29,308 of these shares.

(5)
Ms. Marquart reports shared voting and investment power with respect to 470,786 Class A Shares, which are held by (1) a trust of which Ms. Marquart serves as trustee and (2) entities of which Ms. Marquart serves as the manager and for which voting control is held by a trust of which she is the settlor. Of the Class A Shares for which Ms. Marquart reports shared voting and investment power, Johnson Bank also reports beneficial ownership of 379,530 of these shares.

(6)
The information is based on a Schedule 13G/A dated December 31, 2020 and filed on February 12, 2021 by Dimensional Fund Advisors LP (“Dimensional”) reporting its beneficial ownership as of December 31, 2020. Dimensional is a registered investment adviser and reported sole voting power with respect to 612,299 of the reported shares and sole dispositive power with respect to all 630,430 of the reported shares. Dimensional disclaims beneficial ownership of all of the reported shares, which are owned by advisory clients of Dimensional.

(7)
The information is based on a Schedule 13G dated December 31, 2020 and filed on January 27, 2021 by Royce & Associates LP (“Royce”) reporting its beneficial ownership as of December 31, 2020. Royce is a registered investment adviser and reported sole voting and sole dispositive power with respect to all 532,834 of the reported shares. Royce reports that it may be deemed the beneficial owner of all of the reported shares by virtue of its serving as investment manager pursuant to an investment management agreement it has entered into with certain registered investment companies or other managed accounts that are clients of Royce.

(8)
The information is based on a Schedule 13G dated December 31, 2020 and filed on February 2, 2021 by Blackrock, Inc. (“Blackrock”) on its behalf and on behalf of certain related entities reporting its beneficial ownership as of December 31, 2020. Blackrock reported sole voting power with respect to 448,131 of the reported shares and sole dispositive power with respect to all 455,915 of the reported shares.

(9)
Includes 621 unvested restricted shares that vest on February 26, 2022 and over which the director has voting power but may not transfer such restricted shares while they are unvested. Mr. Pyle is retiring from the Board of Directors at the Annual Meeting and will not stand for re-election at the Annual Meeting.

(10)
Includes 621 unvested restricted shares that vest on February 26, 2022 and over which the director has voting power but may not transfer such restricted shares while they are unvested. However, this does not include 4,429 shares related to vested restricted stock units for which an election has been made to defer receipt of underlying shares.

(11)
Includes 621 unvested restricted shares that vest on February 26, 2022 and over which the director has voting power but may not transfer such restricted shares while they are unvested. However, this does not include 4,429 shares related to vested restricted stock units for which an election has been made to defer receipt of underlying shares.

(12)
Includes 621 unvested restricted shares that vest on February 26, 2022 and over which the director has voting power but may not transfer such restricted shares while they are unvested. However, this does not include 6,853 shares related to vested restricted stock units for which an election has been made to defer receipt of underlying shares.

(13)	Includes 621 unvested restricted shares that vest on February 26, 2022 and over which the director has voting power but may not transfer such restricted shares while they are unvested.
(14)
Includes 621 unvested restricted shares that vest on February 26, 2022 and over which the director has voting power but may not transfer such restricted shares while they are unvested. However, this does not include 2,397 shares related to restricted stock units for which an election has been made to defer receipt of underlying shares.

(15)	Includes 621 unvested restricted shares that vest on February 26, 2022 and over which the director has voting power but may not transfer such restricted shares while they are unvested.
(16)	Includes 614 unvested restricted shares that vest on May 26, 2022 and over which the director has voting power but may not transfer such restricted shares while they are unvested.
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STOCK OWNERSHIP OF MANAGEMENT AND OTHERS
(17)	Includes 614 unvested restricted shares that vest on May 26, 2022 and over which the director has voting power but may not transfer such restricted shares while they are unvested.
As of October 1 , 2021, the Johnson Family beneficially owned 3,597,802 Class A Shares, or approximately 40.4% of the outstanding Class A Shares, and 1,204,946 Class B Shares, or approximately 99.5% of the outstanding Class B Shares.
23

EXECUTIVE OFFICERS
The following table provides information as of the date of this Proxy Statement about each of the Company’s current executive officers who are not nominees for election to the Board of Directors at the Annual Meeting. The information presented includes information each executive officer has given the Company about his or her age and his or her principal occupation and business experience for the past five years:
Name	Age	Current Position	Other Positions
David W. Johnson	58	Vice President and Chief Financial Officer of the Company since November 2005.
From July 2005 to November 2005, Mr. Johnson served as Interim Chief Financial Officer and Treasurer of the Company. From December 2001 to July 2005, he served as Director of Operations Analysis of the Company. Prior to joining the Company, Mr. Johnson was employed by Procter & Gamble in a series of finance positions with increasing responsibility. In July, 2016, Mr. Johnson was appointed to the Board of Directors of Twin Disc, Inc. and currently serves on the Audit Committee and is Chairman of the Nomination and Governance Committee.

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EXECUTIVE COMPENSATION
Compensation Discussion and Analysis (“CD&A”)
Overview
This CD&A addresses the Company’s compensation philosophy and objectives, describes the elements of our executive compensation programs, and explains how the Compensation Committee of our Board of Directors (the “Compensation Committee”) arrived at its compensation decisions for our fiscal 2021 named executive officers (“NEOs”) each of whom are listed below:
•	Helen P. Johnson-Leipold, Chairman of the Board and Chief Executive Officer (“CEO”); and
•	David W. Johnson, Vice President and Chief Financial Officer (“CFO”).
The compensation of these individuals is presented in the tables and other quantitative information that follows this section.
Our Compensation Philosophy & Objectives
Overview. Johnson Outdoors believes it is important to provide a compensation package that is competitive, promotes increased shareholder value and contains performance-based features that are aligned with strategic objectives for the organization.
The objectives of the Compensation Committee in establishing compensation arrangements for the Company’s NEOs are to:
•	Provide a market competitive target total compensation opportunity that is straightforward and understandable to all stakeholders;
•
Through incentive compensation programs, provide for actual pay that is commensurate with performance (i.e., “pay for performance”), with meaningful upside and downside opportunities, balanced between short-and long-term perspectives, and focused on delivering enhanced value to shareholders; and

•	Structure the arrangements in a cost-effective manner and without encouraging unreasonable or excessive risk-taking.
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EXECUTIVE COMPENSATION
Compensation Elements. Our compensation philosophy and objectives are supported by the following principal elements of compensation:
Compensation Elements	How It’s Paid	Purpose
Base Salary	Cash (Fixed)
• Provide a competitive and fair base salary relative to similar positions in the market based upon peer group data (see “Peer Group Benchmarking” below).
• Enable the Company to attract and retain highly skilled executive talent through offering competitive base compensation.

Annual Cash Incentives under the Johnson Outdoors Inc. Worldwide Key Executives Discretionary Bonus Plan (“Cash Bonus Plan”)	Cash (At Risk)
• Focus on financial growth over a single fiscal year.
• Provide for annual cash bonus payouts based on achieving specific company-wide objective financial criteria, including minimum financial performance targets that must be met as a condition to payouts under the Plan, and achieving individual performance objectives.

Long-Term Equity Incentives under the Johnson Outdoors Inc. 2020 Long-Term Stock Incentive Plan (“Stock Incentive Plan”)	Equity (At Risk)
• Place an emphasis on driving long-term appreciation in our stock price.
• Support our executive retention objectives.
• Provide long-term incentive equity awards using a mix of performance-based restricted stock units which are tied to achieving certain financial objectives to be measured over a three-year performance period, and except for the CEO, restricted stock with four year service-based vesting criteria.

Summary of Our Executive Compensation Practices
What We Do	What We Don’t Do

• Heavy emphasis on variable (“at-risk”) compensation
• Clawback and anti-hedging policy
• Independent compensation consultant
• Annual risk assessment of compensation practices
• Annual “Say on Pay” proposal

• No significant perquisites
• No supplemental executive retirement plans
• No severance policy or other special benefits (other than certain vesting of equity compensation under the terms of the Stock Incentive Plan triggered by a change of control)
• No discounted stock options
• No tax gross-up payments in connection with any Company compensation programs
• No guaranteed incentive payments

2021 Say on Pay Results
At our 2021 Annual Meeting of Shareholders, we received substantial support for our executive compensation program, with approximately 99% of the shareholders who voted on the advisory “Say on Pay” proposal (excluding abstentions and broker non-votes and taking into account the fact that holders of Class B shares of common stock are entitled to 10 votes per share when voting together with holders of Class A shares of common stock) approving the compensation of our NEOs. The Compensation Committee has reviewed and considered the results of this advisory shareholder vote as a strong endorsement of the Company’s executive compensation program. The Company conducts annual “Say on Pay” proposals.
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EXECUTIVE COMPENSATION
Our Compensation Process
The Role of the Compensation Committee. Compensation for the NEOs and, at the option of the Compensation Committee, other officers and senior managers, is evaluated and determined by the Compensation Committee of our Board of Directors. The Compensation Committee currently consists of five independent directors under the applicable standards of the NASDAQ Stock Market. Additional information regarding the Compensation Committee is disclosed under the section “Directors’ Meetings and Committees – Compensation Committee” included elsewhere in this Proxy Statement.
The Compensation Committee views compensation as an ongoing process and may convene special meetings in addition to its regularly scheduled meetings throughout the year for purposes of evaluation, planning and appropriate action.
At the end of each fiscal year (typically in our fourth fiscal quarter), the Compensation Committee determines and sets the Company's financial and strategic goals for the upcoming fiscal year. This includes setting Company-wide financial performance targets and individual performance objectives under Cash Bonus Plan and the Stock Incentive Plan. Then, during the first quarter of each fiscal year, the Compensation Committee meets to review Company and individual performance for the prior fiscal year and determine any base salary adjustments and set target awards under the Cash Bonus Plan and Stock Incentive Plan. Additionally, at the first quarterly meeting held after the prior fiscal year ends, the Compensation Committee reviews performance for the prior fiscal year and calculates and confirms bonus payouts, if any, under the Cash Bonus Plan, determines the amount of equity incentive compensation to be granted, and confirms the payouts, if any, under the Stock Incentive Plan with respect to the target awards for the prior performance period.
The Compensation Committee held five meetings during fiscal 2021. The Compensation Committee typically holds an executive session without management present. The Compensation Committee receives and reviews materials in advance of each meeting, including materials that management believes will be helpful to the Committee as well as materials specifically requested by members of the Committee.
The Role of the Management. The Company’s management assists the Compensation Committee in its oversight and determination of compensation. Management’s role includes assisting the Compensation Committee with evaluating employee performance, assisting with establishing individual and company-wide performance targets and objectives, recommending salary levels and equity incentive grants, providing financial data on Company performance, providing calculations and reports on achievement of performance objectives and furnishing other information as requested by the Committee. The CEO works with the Compensation Committee in making recommendations regarding overall compensation policies and plans as well as specific compensation levels for the Company’s executive officers and other key employees, other than for herself. Members of management who were present during Compensation Committee meetings held in fiscal 2021, and the first quarter of fiscal 2022, included the CEO, CFO, Vice President – Human Resources, and Vice President, General Counsel. The Compensation Committee makes all decisions regarding the compensation of the CEO without the CEO or any other member of the Company’s management present.
The Role of the Independent Consultant. The Compensation Committee’s Charter authorizes the Committee to engage any compensation consultants and other advisers as the Committee may deem appropriate. During fiscal 2021 and consistent with prior fiscal years, the Compensation Committee directly engaged Pearl Meyer, an independent compensation consultant, to assist the Company with reviewing its compensation practices and levels. Pearl Meyer did not provide any other services to the Company or its affiliates during fiscal 2021 or during fiscal 2022 to date and the Compensation Committee determined that engaging and retaining Pearl Meyer did not create any conflicts of interest.
Peer Group Benchmarking
As noted above, during fiscal 2021 (as well as in prior years) the Company engaged Pearl Meyer to prepare comparative compensation reports for the Compensation Committee to assist the Committee and the Company in setting compensation levels and targets for the NEOs, directors and other members of senior management. The Pearl Meyer comparative compensation reviews were based upon publicly-disclosed data from a peer group
27

EXECUTIVE COMPENSATION
described below, as well as general industry compensation survey data. Pearl Meyer’s reports included detailed analysis showing how the Company’s compensation elements for each of (a) the Company’s NEOs and senior management, including the base salary, short-term cash incentive compensation, equity incentive compensation and total compensation levels, and (b) the Company’s directors, including the cash, equity and total compensation levels, compared in each case to the peer group companies and general industry data included within the benchmark data. The comparative compensation reports also contained recommendations on the Company’s compensation policies for both its NEOs and senior management and for its directors. Pearl Meyer also provided the Compensation Committee with detailed analysis on the Company’s compensation programs in terms of design, metrics and time horizons for payouts (including long-term incentive vesting schedules) to evaluate how the Company’s programs compare with (i) the peer group companies and general industry data included within the benchmark data and (ii) the consultant’s assessment of best practices. Representatives of Pearl Meyer participated in four of the Compensation Committee’s meetings during fiscal 2021 to describe and discuss the results of their analysis during such year. The Compensation Committee used the results of these reports and analysis in setting the compensation levels and target compensation awards, including performance- and service-based vesting criteria, where applicable, for the Company’s NEOs and directors for fiscal 2021 and 2022.
The companies comprising the peer group in the 2021 Pearl Meyer comparative report were:
Peer Group for 2021 Compensation
G-III Apparel Group, Ltd.	iRobot Corporation
Deckers Outdoor Corp.	Twin Disc, Incorporated
Callaway Golf Co.	Rocky Brands, Inc.
Acushnet Holdings Corp.	Nautilus Inc.
YETI Holdings Inc.	Clarus Corporation
Vista Outdoor Inc.	Marine Products Corp.
American Outdoor Brands Corporation	Escalade, Inc.
Delta Apparel Inc.
While the peer group companies do not necessarily compete in the Company’s specific industry or industries, they generally have similar characteristics to Johnson Outdoors, including in terms of size and scale, a consumer discretionary product focus, the manufacturing of engineered products, and global operations.
Components of Executive Compensation
Set forth below is a detailed discussion of the compensation elements impacting fiscal 2021. During fiscal 2020, we made certain adjustments to our compensation elements as a result of the impact of the COVID-19 pandemic. For fiscal 2021, our Compensation Committee determined that no similar adjustments to compensation were necessary.
Base Salary. Base salary is a key component of executive compensation. In determining base salaries, the Compensation Committee considers the NEOs qualifications and experience, responsibilities, past performance and goals and objectives, together with salary levels for comparable positions at peer group companies and other similarly sized companies nationally, as covered in the above-referenced Pearl Meyer comparative report. Base salaries of the NEOs are reviewed annually by the Compensation Committee to determine whether any adjustments are necessary. Base salary levels for our NEOs are generally positioned to be competitive with market, as described above.
Annual Cash Incentives. The NEOs and other officers and senior managers determined by the Compensation Committee are eligible to receive annual cash incentives under the Cash Bonus Plan. While the Company principally relies on this Cash Bonus Plan for annual cash incentives, the Compensation Committee, on rare occasions, may decide to grant discretionary cash bonuses outside of this Plan based on special circumstances. No such discretionary bonuses were granted in fiscal 2021.
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EXECUTIVE COMPENSATION
The purpose of the Cash Bonus Plan is to drive continuous improvement year over year, enhance shareholder value and provide a framework for determining cash incentive compensation for our NEOs and other officers and senior managers that financially rewards them for achieving various short-term Company and individual performance objectives. As such, the Cash Bonus Plan is generally comprised of the following two components:
•
Pre-determined Company financial performance goals (“Company financial component”). The Company financial component promotes achieving Company-wide financial goals. For fiscal 2021, we used a target level of pre-tax income and achieving a specified level of working capital as a percentage of net sales as the Company financial component. The Compensation Committee’s purpose in using various performance measures for the Cash Bonus Plan is to support the attainment of increased shareholder returns while being able to respond to changes both in our business and the overall economic environment each fiscal year. For fiscal 2021, the Company financial component constituted 85% of the NEO’s total bonus opportunity under the Cash Bonus Plan.

•
Individual pre-established objectives for a participant (the “individual objectives component”). The individual objectives component is typically tied to financial performance measures that the participant can best impact, including profitability, working capital levels, sales growth, operational efficiency, market share growth, organizational development and innovation. For fiscal 2021, the individual objectives component constituted 15% of the NEO’s total bonus opportunity under the Cash Bonus Plan.

Target awards for each participant have historically ranged from 55% to 90% of the participant’s base salary. For fiscal 2021, the target was 90% of base salary for Ms. Johnson-Leipold and 55% of base salary for Mr. Johnson. The Compensation Committee believes these target award opportunities are competitive with industry practices as reflected by the Pearl Meyer comparative report described above. The threshold or minimum financial performance level for payment of the fiscal 2021 awards under the Cash Bonus Plan was 70% of the financial performance target, in which event the participant would receive a payout for the Company financial component at 25% of the target bonus amount. Additionally, the maximum financial performance level during fiscal 2021 for the awards under the Company financial component was 160% of the financial performance target, in which event the participant would receive a payout for the Company financial component at 200% of the target bonus amount.
The Compensation Committee retains the final authority to approve individual bonus payments under our Cash Bonus Plan after completion of the applicable fiscal year. The Compensation Committee may, in its sole discretion, increase, reduce or eliminate bonuses which are otherwise earned during the fiscal year using the foregoing components or formula, including with respect to approving certain adjustments to our financial results in connection with determining cash bonus amounts. In making such determinations, the Compensation Committee considers factors such as a minimum level of Company profitability and return of profits to shareholders.
For the Company financial component of the fiscal 2021 bonus, payouts can range from 0 to 200% of the target. The actual payout is based on how well the Company performs compared to the goals for pre-tax income and working capital as a percentage of net sales. For fiscal 2021, the Company financial component significantly exceeded goals and the bonuses were paid at 200% of the target bonus award for this component.
With respect to the individual objectives component of the annual bonus, payouts also range from 0% to 200% of target. The actual payout is based on how well the individual objectives are satisfied compared to applicable goals for the individual participant as determined by the Compensation Committee. For fiscal 2021, the individual objectives component of the bonus was paid at 100% of target bonus for Ms. Johnson-Leipold and 110% of target bonus for Mr. Johnson.
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EXECUTIVE COMPENSATION
Accordingly, for fiscal 2021, the Compensation Committee paid the following annual incentive bonuses to the NEOs under the Cash Bonus Plan:
	2021 Target Bonus - Company Financial Component		2021 Target Bonus - Individual Objectives Component
Name	Target	Payout	Target	Payout
Helen P. Johnson-Leipold	$615,422	$1,230,844	$108,604	$108,604
David W. Johnson	$197,420	$394,840	$34,839	$38,323
Based upon Pearl Meyer’s report prepared during fiscal 2021 as described above, the Compensation Committee has decided to generally keep the Cash Bonus Plan in place for fiscal 2022 and to continue to have target awards split between an individual objectives component (15% of total bonus opportunity) and a Company financial component (85% of total bonus opportunity). Additionally, with respect to the Company financial component for fiscal 2022, the Compensation Committee has determined to: (1) continue to use a target level of pre-tax income but has determined to eliminate for fiscal 2022 a specified level of working capital as a percentage of net sales given the numerous supply chain challenges expected to impact global companies (including Johnson Outdoors) across numerous industries during our fiscal 2022, which challenges are likely to adversely impact the timing, cost and availability of necessary raw materials and other purchased components for the Company's products and which ultimately are likely to result in abnormal and fluctuating levels of working capital during fiscal 2022. For additional information on supply chain related matters and potential impact to the Company please see our Form 10-K filed with the Securities and Exchange Commission on December 10, 2021; (2) set the threshold or minimum level for payouts of bonus awards at 70% of the target financial performance; (3) set the payment or funding amount at 25% of the target bonus amount for financial performance at 70% of target, which is the minimum performance level for payouts of bonus awards; and (4) set the payment or funding amount at 200% of the target bonus amount at the maximum financial performance level. With respect to the individual objectives component of the Cash Bonus Plan, the Compensation Committee has determined for fiscal 2022 to continue to set the payment or funding amount at 0-200% of the target bonus amount for that component. The Company believes that the foregoing elements of the Cash Bonus Plan mitigate against potential unnecessary risk taking because the plan contains a payout curve such that there is no one cliff event that has the potential to make a significant difference in the payout opportunity.
Equity Based Compensation. The Company believes that equity-based compensation is an effective means of aligning the long-term interests of Company employees, including the named executive officers with Company shareholders. The 2020 Stock Incentive Plan authorizes the Compensation Committee to issue stock options, shares of restricted stock and restricted stock units, as well as other forms of equity-based compensation.
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EXECUTIVE COMPENSATION
With respect to fiscal 2021, the Compensation Committee granted long-term equity-based awards shown in the charts below for the NEOs. For the CEO, the long-term equity-based compensation consisted solely of an award of performance-based restricted stock units tied to achievement of certain financial objectives to be measured over a three-year performance period. For the other named executive officer, long-term equity-based compensation was granted using a mix of performance-based restricted stock units and service-based restricted stock. Shares of restricted stock subject to service-based vesting criteria support our leadership retention objectives.

Fiscal 2021: Long-Term Equity-Based Target Awards
On December 8, 2020, the Compensation Committee established target awards for Ms. Johnson-Leipold and Mr. Johnson under our Stock Incentive Plan as shown in the table below. For these awards, the number of restricted stock units and shares of restricted stock granted was determined using a share price of $88.485.
FISCAL 2021 LONG-TERM STOCK INCENTIVE AWARDS
	Performance-Based Equity Award		Service-Based Equity Award
Name	Target No. of Restricted Stock Units	Target $ Value	Target No. of Restricted Shares	Target $ Value
Helen P. Johnson-Leipold	11,301	$1,000,000	—	—
David W. Johnson	2,825	$250,000	2,825	$250,000
The actual number of shares tied to the performance-based awards to be earned, if any, will be determined based on performance over the three-year performance period, i.e., fiscal 2021-2023. Service-based awards are subject to four-year cliff vesting periods from the date of grant. In addition, for service-based awards, the Compensation Committee has discretion, depending upon Company and participant performance for the applicable fiscal year, to reduce the value of the award.
Closer Look at Performance-Based Stock Units
The Compensation Committee establishes pre-determined financial performance goals for the Company at the last quarterly Compensation Committee meeting held during the prior fiscal year (typically in September). The amount of the target award for each participant is set by the Compensation Committee during the first quarterly Compensation Committee meeting held during the initial fiscal year of the three year performance period (typically in December).
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EXECUTIVE COMPENSATION
For fiscal 2021, performance-based restricted stock units awarded to our NEOs are tied to three-year sales and operating profit goals aligned with our strategic plan. These performance-based restricted stock units, similar to performance based restricted stock unit awards granted in prior years, include the following general provisions:
•
Fifty percent of the award is tied to achievement of cumulative net sales over a three year period (fiscal 2021 - 2023) and the remaining fifty percent is tied to achievement of cumulative operating profit over the same three year period;

•
Awards are only paid if at least 80% of the target level of net sales or operating profit are met. Maximum payouts are made if 120% or more of target levels of net sales or operating profit are achieved;

•
The payouts for achievement of the threshold levels of performance are equal to 50% of the target award amount. The payouts for achievement of maximum levels of performance are equal to 150% of the target award amount. Each of the financial metrics receives a fifty percent weighting in determining the aggregate award amount;

•	To the extent earned, awards are issued in shares of Company common stock after the end of the three year performance period; and
•	Awards are subject to downward adjustments in the event the Company has not achieved a specified minimum average return on invested capital per year during the three year performance period.
As noted above, the performance-based equity awards granted at the Compensation Committee meeting held in December 8, 2020 cover a three-year performance period (fiscal years 2021 through 2023) with vesting to be determined in December 2023, depending on whether the performance criteria are satisfied.
On December 7, 2021, the Compensation Committee approved performance-based restricted stock unit awards to our NEOs for fiscal 2022. These awards cover a three-year performance period consisting of fiscal years 2022 through 2024 with vesting determined by the Compensation Committee in December 2024, depending on whether the performance criteria are satisfied. The performance-based restricted stock unit awards granted during fiscal 2022 have the same general award terms as described above for the performance-based restricted stock unit awards granted by our Compensation Committee for fiscal 2021. The fiscal 2022 target awards for Ms. Johnson-Leipold and Mr. Johnson under our Stock Incentive Plan are as shown in the table below. For these awards, the number of restricted stock units and shares of restricted stock granted were determined using a share price of $101.215.
FISCAL 2022 LONG-TERM STOCK INCENTIVE AWARDS
	Performance-Based Equity Award		Service-Based Equity Award
Name	Target No. of Restricted Stock Units	Target $ Value	Target No Restricted Shares	Target $ Value
Helen P. Johnson-Leipold	11,362	$1,150,000	—	—
David W. Johnson	2,593	$262,500	2,470	$250,000
Additionally, as noted above, our Compensation Committee has granted similar performance-based restricted stock unit awards to our NEOs containing award terms similar to those described above. Set forth in the table below are the outstanding performance-based restricted stock unit awards (with a three year performance period covering fiscal years 2020 through 2022) previously granted to our NEOs in prior fiscal years that remain outstanding:
FISCAL 2020 LONG-TERM STOCK INCENTIVE AWARDS (Share Price of $64.505)
	Performance-Based Equity Award
Name	Target No. of Restricted Stock Units	Target $ Value
Helen P. Johnson-Leipold	15,503	$1,000,000
David W. Johnson	3,876	$250,000
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EXECUTIVE COMPENSATION
Performance-Based Award Payout Results: 2019 Awards (Fiscal 2019 – 2021)
On December 4, 2018, the Compensation Committee approved performance-based equity awards to our NEOs for fiscal 2019 with 50% of the performance-based award tied to achievement of cumulative net sales over a three-year period (fiscal 2019 - 2021) and the remaining 50% tied to achievement of cumulative operating profit over the same three-year period. These performance-based restricted stock units were determined using a share price of $71.42 and were granted having terms for payout as described above for the fiscal 2021 performance-based restricted stock unit awards.
On December 7, 2021, after reviewing the Company’s performance over the three-year performance period ending with fiscal 2021, the Compensation Committee approved payment of these performance-based equity awards at 131.1% of the target award for each of Ms. Johnson-Leipold and Mr. Johnson, respectively. The actual number of earned shares of the Company’s Class A common stock tied to the performance-based awards were as follows:
	Fiscal 2019-2021 Performance RSU Granted and Earned
	Target Award Granted	Actual Award Earned
Name	No. of Performance-Based Restricted Stock Units	No. of Performance-Based Restricted Stock Units
Helen P. Johnson-Leipold	14,002	18,357
David W. Johnson	2,450	3,212
Other Compensation Practices, Policies and Guidelines
Perquisites and Other Compensation. The named executive officers participate in other benefit plans generally available to all employees on the same terms as similarly situated employees, including participation in medical, health, dental, disability, life insurance, 401(k) plans and other qualified and non-qualified retirement plans. These benefits are included in the Summary Compensation Table provided below under the “All Other Compensation” column. In addition, named executive officers also participate in the Company’s discretionary Executive Flexible Spending Account Plan which provides for reimbursement for certain expenses that relate to an executive’s personal financial planning and/or for purchases of office equipment. This program is available to other key executives as well and the amounts typically range from $5,000 to $8,500 of potential reimbursement each calendar year, provided the eligible participant submits the appropriate documentation. Reimbursement under this plan is taxable income. See the notes to the Summary Compensation Table for additional information on payments to the named executive officers during fiscal 2021 in connection with this compensation program.
Change of Control and Severance Benefits. Historically, Johnson Outdoors has not entered into employment agreements with any NEOs and does not have contractual obligations to provide severance benefits to either of the NEOs. In the past, Johnson Outdoors has negotiated payment of certain severance benefits on a case-by-case basis with terminated NEOs. The amount and type of severance benefits provided to these former NEOs has depended upon the circumstances of the termination, the position of the former NEOs and certain other performance-related factors. Should Johnson Outdoors pay severance benefits in the future to former NEOs, we expect to do so on a case-by-case basis in accordance with prior practice.
Accounting Considerations. Although the Compensation Committee designs certain components of executive compensation to preserve income tax deductibility, it believes that it is not in the shareholders’ interest to restrict the Compensation Committee’s discretion and flexibility in developing appropriate compensation programs and establishing compensation levels and, in some instances, the Compensation Committee may approve compensation that is not fully deductible.
Timing of Restricted Stock and Restricted Stock Unit Grants. Generally, grants of shares of restricted stock and performance-based restricted stock units to employees (other than inducement grants to new employees) are made annually on the date of the first quarterly meeting of the Compensation Committee held in December of each year, after prior fiscal year earnings have been determined, and the amount of the actual grant can be calculated. The grant date is always the date of approval of the grant by the Compensation Committee.
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EXECUTIVE COMPENSATION
Report of the Compensation Committee
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis section of this Proxy Statement with our management and, based on such review and discussions with management, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.
COMPENSATION COMMITTEE:

Thomas F. Pyle, Jr. (Chairman) John M. Fahey, Jr. Katherine Button Bell Richard (“Casey”) Sheahan Liliann Annie Zipfel
Summary Compensation Table
The following table provides information for fiscal 2021, 2020, and 2019 concerning the compensation paid by Johnson Outdoors to the individual who served as our principal executive officer during fiscal 2021 and the person who served as our principal financial officer in fiscal 2021. We refer to these two executive officers as our NEOs in this Proxy Statement.
Name and Principal Position	Fiscal Year	Salary	Bonus(1)	Stock Awards(2)	Non-Equity Incentive Plan Comp.(3)	All Other Comp.(4)	Total
Helen P. Johnson-Leipold Chairman and Chief Executive Officer	2021	$804,473	$108,604	$999,969	$1,230,844	$87,811	$3,231,701
	2020	$777,992	$93,736	$1,000,021	$1,043,807	$60,449	$2,976,005
	2019	$754,120	$50,903	$1,000,023	$703,820	$80,653	$2,589,519
David W. Johnson, Vice President and Chief Financial Officer	2021	$422,289	$38,323	$499,940	$394,840	$38,314	$1,393,706
	2020	$409,610	$33,877	$425,023	$335,852	$40,920	$1,245,282
	2019	$396,292	$27,790	$349,958	$226,025	$42,209	$1,042,274
(1)
The named executive officers are eligible to receive annual incentive cash bonuses under the Cash Bonus Plan. The award of annual incentive cash bonuses under the Cash Bonus Plan is generally comprised of two components. The first component is based on the executive achieving pre-established individual objectives. The second component is based on the Company achieving specified financial performance measures. The amounts in this column reflect the individual objectives component of the named executive officer’s annual bonus under the Cash Bonus Plan. The second component based on the Company achieving specified financial performance measures is included in the column under the heading “Non-equity Incentive Plan Comp.”, and described in more detail in footnote (3) below.

See “Components of Executive Compensation – Annual Cash Incentives” for additional information regarding bonus payouts under this component of our compensation program. The target bonus amounts for 2021, 2020, and 2019, for Ms. Johnson-Leipold were $724,026, $726,633, and $678,708 and for Mr. Johnson were $232,259, $233,799, and $217,961 respectively.
(2)
The amounts in this column reflect the dollar value of long-term equity based compensation awards pursuant to the Stock Incentive Plan granted during the fiscal years indicated in the table. These amounts for each of fiscal 2021, 2020, and 2019 equal the fair value of restricted stock units or shares of restricted stock computed in accordance with FASB Accounting Standards Codification Topic 718-10 on the date the restricted stock units or shares of restricted stock were granted. Assumptions used in the calculation of the grant date fair value are included under the caption “Stock Ownership Plans” in the Notes to the Company’s Consolidated Financial Statements in the fiscal 2021 Annual Report on Form 10-K filed with the SEC on December 10, 2021 and such information is incorporated herein by reference. With respect to fiscal 2021, the Company awarded Mr. Johnson 2,825 shares of restricted stock on December 8, 2020. Additionally, Ms. Johnson-Leipold and Mr. Johnson were granted 11,301 and 2,825 respectively, performance-based restricted stock units on December 8, 2020. The table above includes the value of restricted stock units on the grant date based upon the probable outcome of the performance conditions as reasonably determined by the Company. The grant date fair value of each performance-based restricted stock unit award assuming the highest level of performance was achieved over the performance period (i.e., the maximum amount) would equal $1,500,000 and $375,000 for Ms. Johnson-Leipold and Mr. Johnson, respectively.

(3)
This column includes the dollar value of all amounts earned by the named executive officers under our Cash Bonus Plan which are based upon the specified Company financial component for the applicable fiscal year. For fiscal 2021, 2020, and 2019 both of the Company’s financial performance measures were exceeded and, therefore, payout amounts are included in this column. See “Components of Executive Compensation – Annual Cash Incentives” for additional information regarding bonus payouts under this component of our compensation program.

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EXECUTIVE COMPENSATION
(4)
The table below shows the components of this column, which include an approved match for each named executive officer’s 401(k) plan contributions, approved contributions credited to the individual’s qualified retirement plan, approved contributions to the individual’s non-qualified retirement plan account and perquisites provided to each individual for fiscal 2021, 2020, and 2019, respectively.

Name	Fiscal Year	401(k) Match	Qualified Plan Contributions	Non-Qualified Plan Contributions	Perquisites(a)	Total “All Other Compensation”
Helen P. Johnson-Leipold	2021	$7,484	$14,250	$57,577	$8,500	$87,811
	2020	$7,385	$11,200	$41,864	$—	$60,449
	2019	$8,184	$11,200	$52,769	$8,500	$80,653
David W. Johnson	2021	$7,358	$14,250	$16,706	$—	$38,314
	2020	$8,250	$11,200	$12,398	$9,072	$40,920
	2019	$8,194	$11,200	$15,603	$7,212	$42,209
(a)
Perquisites consist of reimbursements made to the named executive officer under the Executive Flexible Spending Account Plan for personal financial planning services, for purchases of office equipment for business needs and/or for certain association membership dues. Ms. Johnson-Leipold is allowed reimbursements of up to $8,500 per calendar year for covered expenses. Mr. Johnson is allowed reimbursements of up to $7,000 per calendar year for covered expenses.

Grants of Plan-Based Awards
The following table sets forth information regarding all incentive plan awards that were granted to the named executive officers during fiscal 2021 including equity-based, non-equity based and other plan-based awards. Disclosure on a separate line item is provided for each grant made to a named executive officer during the fiscal year. Non-equity incentive plan awards are awards that are not subject to FASB Accounting Standards Codification Topic 718 and are intended to serve as an incentive for performance to occur over a specified period, and include performance bonus awards under the Cash Bonus Plan. Equity incentive plan awards include the service-based award to our CFO and the performance-based restricted stock units awarded to each NEO under the Stock Incentive Plan and are awards subject to a performance condition or a market condition as those terms are defined by FASB Accounting Standards Codification Topic 718. We did not grant any stock options during fiscal 2021.
	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($ value(1))			Estimated Future Payouts Under Equity Incentive Plan Awards (number of shares(2))			All Other Stock Awards: Number of Shares of Stock	Grant Date Fair Value of Stock and Option Awards(4)
Name		Threshold	Target	Maximum	Threshold	Target	Maximum
Helen P. Johnson-Leipold	—	$181,007	$724,026	$1,448,052	—	—	—	—	—
	12/8/20	—	—	—	5,651	11,301	16,952	—	$999,969
David W. Johnson	12/8/20	—	—	—	—	—	—	2,825(3)	$249,970
	—	$58,065	$232,259	$464,518	—	—	—	—	—
	12/8/20	—	—	—	1,413	2,825	4,238	—	$249,970
1.
These amounts show the range of payouts targeted for fiscal 2021 performance under the Cash Bonus Plan as described in the section of this Proxy Statement titled “Compensation Discussion and Analysis.” The Cash Bonus Plan entitles participants to earn bonus awards based upon Company financial performance and the participant’s individual objectives for a given fiscal year. The targeted bonus amounts are equal to a percentage of the named executive officer’s base salary. The target was set at 90% of the base salary for Ms. Johnson-Leipold and 55% of the base salary for Mr. Johnson for fiscal 2021. For both the individual objectives component and the Company financial performance component of our annual bonus under the Cash Bonus Plan, the eligible bonus can be paid out from 0-200% of the target bonus amount for that component. The target eligible bonus amounts for fiscal 2021 are set in the table above and represent the aggregate target under both the Company performance component and the individual objectives component. If either or both components are met at targeted performance levels, the payout equals 100% of the eligible bonus for such component. A participant may earn up to a maximum of 200% of the target bonus amount if the Company performance component is met at 160% of goal. A participant may earn a minimum of 25% of the target bonus amount if the Company performance component reaches 70% of the goal. The amount under the column “Maximum” is limited to 200% of the target bonus award. See the following sections for additional information: “Summary Compensation Table” and “Compensation Discussion and Analysis.”

2.
These awards were issued under the 2020 Stock Incentive Plan and consisted of an award of performance-based restricted stock units tied to achievement of certain Company financial objectives to be measured over a three-year performance period. For fiscal 2021, see

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EXECUTIVE COMPENSATION
“Components of Executive Compensation –Equity Based Compensation” for additional information regarding award term, conditions and payouts under these performance-based restricted stock units issued to the named executive officers during fiscal 2021. The number of performance-based restricted stock units at target was determined using a grant date share price of $88.485 and resulted in a target grant of 11,301 units for Ms. Johnson-Leipold and 2,825 units for Mr. Johnson. The actual number of shares tied to the performance-based awards to be earned, if any, will be determined based on performance over the fiscal 2021-2023 period. The threshold number of shares equals 50% of the target number of shares and the maximum number of shares equals 150% of the target number of shares.
3.
The service-based restricted stock award was granted on December 8, 2020 and vests on December 8, 2024, the fourth anniversary of the grant date. This award was issued by the Compensation Committee to further the Company’s retention objectives and was based upon a target award value of $250,000 for Mr. Johnson established and approved by the Compensation Committee with the number of shares of restricted stock issued under the award being based upon the grant date fair value per share of $88.485.

4.
The value of the restricted stock and restricted stock units is based upon the December 8, 2020 grant date fair value of $88.485 per share for each share of restricted stock and each restricted stock unit (based upon the target number of shares issued as part of the award), determined pursuant to FASB Accounting Standards Codification Topic 718. For restricted share awards, the grant date fair value is the amount the Company expenses in the financial statements over the award’s vesting schedule. See the Notes to the Consolidated Financial Statements in the fiscal year 2021 Annual Report on Form 10-K filed with the SEC on December 10, 2021 for the assumptions relied on in determining the value of these awards.

Outstanding Equity Awards at Fiscal Year End
The following table provides information regarding unvested shares of restricted stock or restricted stock units held by the named executive officers at October 1, 2021. Neither of the named executive officers held any unexercised stock options as of October 1, 2021.
Stock Awards
Named Executive Officer	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(1)
Helen P. Johnson-Leipold	14,002(2)	$1,535,599
	15,503(4)	$1,700,214
	11,301(7)	$1,239,381
David W. Johnson	1,065(3)	$116,799
	2,450(2)	$268,692
	2,450(5)	$268,692
	3,876(4)	$425,081
	2,713(6)	$297,535
	2,825(7)	$309,818
	2,825(8)	$309,818
(1)
Market value equals the closing per share market price of our Class A common stock on October 1, 2021, which was $109.67, multiplied by the number of shares of restricted stock or the number of restricted stock units, as applicable.

(2)
This award constitutes restricted stock units that represent one share of Class A common stock for each restricted stock unit. The restricted stock units are subject to performance-based vesting criteria over a three year performance period (fiscal 2019 through fiscal 2021). See “Compensation Discussion and Analysis” above for additional information on these awards. The number of restricted stock units identified in the table above represent the number of shares of Class A common stock issuable at 100% of the target grant level.

(3)	The shares of restricted stock vest on December 6, 2021, the fourth anniversary of the grant date.
(4)
This award constitutes restricted stock units that represent one share of Class A common stock for each restricted stock unit. The restricted stock units are subject to performance-based vesting criteria over a three year performance period (fiscal 2020 through fiscal 2022). See “Compensation Discussion and Analysis” above for additional information on these awards. The number of restricted stock units identified in the table above represent the number of shares of Class A common stock issuable at 100% of the target grant level.

(5)	The shares of restricted stock vest on December 4, 2022, the fourth anniversary of the grant date.
(6)	The shares of restricted stock vest on December 4, 2023, the fourth anniversary of the grant date.
(7)
This award constitutes restricted stock units that represent one share of Class A common stock for each restricted stock unit. The restricted stock units are subject to performance-based vesting criteria over a three year performance period (fiscal 2021 through fiscal 2023). See “Compensation Discussion and Analysis” above for additional information on these awards. The number of restricted stock units identified in the table above represent the number of shares of Class A common stock issuable at 100% of the target grant level.

(8)	The shares of restricted stock vest on December 8, 2024, the fourth anniversary of the grant date.
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EXECUTIVE COMPENSATION
Option Exercises and Stock Vested
The following table sets forth information relating to the restricted stock awards and restricted stock units that vested during fiscal 2021 for each of the named executive officers on an aggregate basis. No common stock options were exercised by the named executive officers during fiscal 2021.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Helen P. Johnson-Leipold	13,595	$1,198,535
David W. Johnson	4,906	$433,116
(1)
Value realized equals the closing market price of our Class A common stock on the vesting date or, if not a trading date, on the last trading date, multiplied by the number of shares that vested on such date.

Non-Qualified Deferred Compensation
Named Executive Officer	Executive Contributions in Last Fiscal Year	Registrant Contributions in Last Fiscal Year(1)	Aggregate Earnings in Last Fiscal Year(2)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year End
Helen P. Johnson-Leipold	$184,072	$57,577	$1,936,462	None	$9,095,450
David W. Johnson	$55,408	$16,706	$320,014	None	$1,303,441
(1)
The amounts included in the column titled “Registrant Contributions in Last Fiscal Year” for each named executive officer are included in the “All Other Compensation” column of the Summary Compensation Table.

(2)	None of the earnings on assets in the Nonqualified Deferred Compensation Plan were above market or preferential.
A description of our Nonqualified Deferred Compensation Plan is provided below under the heading “Nonqualified Deferred Compensation.”
Employment Agreements
The Company has not entered into any employment agreements with the named executive officers.
Incentive Compensation Recovery (Clawback) Policy
The Company’s Board of Directors has adopted an Incentive Compensation Recovery (Clawback) Policy effective as of December 2, 2015. A copy of this policy is available on the Company’s website at www.johnsonoutdoors.com, 24 hours a day and free of charge. The Company is not including the information contained on or available through its website as part of, or incorporating such information by reference into, this Proxy Statement. The policy is administered by our Board of Directors and covers all current and former executive officers. Under this policy, the Board of Directors will require reimbursement or forfeiture of any excess incentive compensation awarded or paid in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under federal securities laws. The incentive compensation covers all awards granted or paid during the last three completed fiscal years including, but not limited to, annual performance bonuses (including any amounts deferred) and long-term incentive grants, including any of the following, provided that, such compensation is granted, earned or vested based wholly or in part on the attainment of a financial reporting measure (as defined in the policy): cash bonuses and incentive cash compensation; stock options; restricted stock; restricted stock units; and performance-based units. The amount to be recovered is the excess amount of the incentive compensation received by the executive officer based on the erroneous data from the accounting restatement. The policy applies to all incentive compensation approved, awarded or granted after the effective date of the policy.
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EXECUTIVE COMPENSATION
Post-Employment Compensation
Pension Benefits
Currently, Johnson Outdoors does not provide the named executive officers with pension benefits. U.S.-based executive officers are eligible to participate in the Johnson Outdoors Retirement and Savings 401(k) Plan on the same terms as other U.S.-based employees. In any plan year, the Company may make matching contributions to a participant’s account equal to 50 percent of the first six percent of an employee’s annual wages. All named executive officers participated in the 401(k) Plan during fiscal 2021 and received Company provided matching contributions. In addition, the Company also has a discretionary retirement contribution component to its 401(k) program in which the named executive officers are also eligible to participate. Under this component, a discretionary retirement contribution can be made to the participant’s 401(k) Plan account. This discretionary contribution ranges from 0-6% of an employee’s eligible base calendar year earnings. The Company made a discretionary contribution of 4% in 2021 for all participants.
Non-Qualified Deferred Compensation
The Johnson Outdoors’ Deferred Compensation Plan was amended and restated on September 18, 2007. The Non-Qualified Deferred Compensation Plan provides an opportunity for the named executive officers to defer a portion of their compensation and uses such deferral to encourage the continued loyalty and service of such persons to the Company. Eligible participants of this plan are designated by the Compensation Committee as Highly Compensated Employees (HCE) under the definition of the Internal Revenue Code as well as employees with designated titles, including executive, director, senior manager or employees whose positions are recognized as key technical lead positions. The Compensation Committee has delegated authority to the Retirement Plan Committee to determine annual eligibility based upon the criteria noted above. A participant’s election shall specify the percentage (in increments of one percent to a maximum of 13 percent) of the participant’s base compensation. Participants may also specify the percentage (in increments of one percent to a maximum of seven percent) of their cash bonus for deferral under the plan. A participant who makes a bonus deferral under this plan may be entitled to a matching contribution credit, determined and credited following the conclusion of each plan year, equal to 50 percent of the first six percent of the participant’s annual bonus award that the participant elects to have contributed to his/her account as a bonus deferral. Participants designate how his or her account shall be deemed to be invested among the investment options. Each day that the U.S. financial markets are open, the account of each participant will be credited (or charged) based upon the investment gain (or loss) that the participant would have realized with respect to his or her account since the immediately preceding valuation date had the account been invested in accordance with the participant’s investment election. The named executive officers have made elections for distributions allowed by the Non-Qualified Deferred Compensation Plan upon separation from service. The distribution of the named participant’s pre-2005 account, if applicable, would be made or commence on the first day of the month that is at least 60 days following the date the participant separates from service. Named participants’ post-2004 account distributions, if applicable, would commence on the first day of the month following the six month anniversary of the participant’s separation from service.
38

EXECUTIVE COMPENSATION
Potential Payments/Benefits Upon Termination or Change of Control
Pursuant to the terms of the Stock Incentive Plan, the Compensation Committee in its discretion may, at the time of an award or at any time thereafter, provide (1) for the immediate vesting of all outstanding stock options and shares of restricted stock upon a change of control of the Company or (2) that any outstanding performance-based restricted stock units shall be deemed earned at the target grant amount. The grant agreements for shares of restricted stock have generally provided for immediate vesting upon a change of control of the Company and the grant agreements for performance-based restricted stock units have generally provided that 100% of the target grant is deemed earned upon a change of control of the Company. The following table sets forth the unvested stock options, shares of restricted stock and restricted stock units held by the named executive officers as of October 1, 2021 under all of the Company’s stock incentive plans, that would become vested or earned as of such date in the event of a change of control of Johnson Outdoors.
Named Executive Officer	Number of Shares Underlying Unvested Options	Unrealized Value Of Unvested Options(1)	Number of Restricted Shares or RSUs that are Unvested or Unearned	Unrealized Value of Unvested or Unearned Restricted Stock or RSUs(2)
Helen P. Johnson-Leipold	—	$—	40,806	$4,475,194
David W. Johnson	—	$—	18,204	$1,996,433
(1)
The named executive officers held no unvested options at fiscal year-end. Had they held unvested options at year end, unrealized value would equal the closing market value of the Class A common stock as of October 1, 2021 minus the exercise price, multiplied by the number of unvested shares of the Class A common stock as of such date. The closing market value of the Class A common stock on October 1, 2021 was $109.67.

(2)
With respect to shares of restricted stock, unrealized value equals the closing per share market value of the Class A common stock as of October 1, 2021, multiplied by the number of unvested shares of the Class A common stock as of such date. With respect to unearned, outstanding performance-based restricted stock units, the number of restricted stock units included in the table above represent the number of shares of Class A common stock issuable at achievement of 100% of the target grant level (i.e., 40,806 and 9,151 shares for Ms. Johnson-Leipold and Mr. Johnson, respectively). The unrealized value of such units equals the number of shares of Class A common stock underlying the outstanding unearned restricted stock units at 100% of target grant multiplied by the closing per share market value of the Class A common stock as of October 1, 2021. The closing market value of the Class A common stock on October 1, 2021 was $109.67.

39

DIRECTOR COMPENSATION
Johnson Outdoors seeks to attract and retain highly qualified individuals to serve on the Board of Directors. To that end, the Company maintains a philosophy of paying outside Directors fairly and consistently with respect to the external market. Moreover, the Company adheres to a process for reviewing the market and considering revisions to its Director compensation program that is consistent with good governance practices.
Approximately every other year, the Compensation Committee tasks its independent compensation consultant, Pearl Meyer, with reviewing the external market with respect to Director compensation levels, mix, and practices among our peers and more broadly among public companies of similar size to Johnson Outdoors, including a review of the companies listed above under the section “Peer Group Benchmarking”. For the latter perspective, Pearl Meyer makes use of the National Association of Corporate Directors’ (NACD) annual survey of director compensation. Generally, the Committee seeks to deliver an overall compensation package near the market median. Based on this review, the Committee considers potential changes to the level of various compensation elements.
Johnson Outdoors uses a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on the Board of Directors. With respect to fiscal 2021 and based upon the recommendations of Pearl Meyer, the outside directors received a $60,000 annual retainer and an equity award of restricted stock having a grant date value of $75,000. For fiscal 2021, the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee chairs received additional annual retainers of $25,000, $15,000 and $10,000, respectively. Each director who is member of a Committee (other than the chairperson) receives an annual cash retainer as follows: Audit: $10,000; Compensation: $7,500; and Nominating and Corporate Governance: $5,000. There are no meeting fees for attendance at Board and Committee meetings. The Vice Chairman/Lead Independent Director of the Board of Directors receives an additional annual retainer of $50,000. For fiscal 2022, the Compensation Committee, based upon the review of the independent compensation consultant, approved an increase to the director equity award grant value from $75,000 to $100,000.
In connection with the 2012 Annual Meeting of Shareholders, the Board of Directors and the Company’s shareholders approved the Johnson Outdoors Inc. 2012 Non-Employee Director Stock Ownership Plan. The plan provides that upon first being elected or appointed as one of the Company’s directors, and thereafter on the first business day after the annual meeting of shareholders, the Company has the option of granting equity awards to such persons containing a value determined by the Compensation Committee. Equity awards may be granted under the plan in the form of stock options, shares of restricted stock or restricted stock units. For any award made under the Plan, the number of shares granted is based on the fair market value per share on the date of the award or, in the case of restricted stock units, at the fair market value per share of the underlying Class A common stock on the date of the award.
40

DIRECTOR COMPENSATION
Director Summary Compensation Table
The following table provides information concerning the compensation paid by Johnson Outdoors in fiscal 2021 to each of the outside directors.
Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total
Thomas F. Pyle, Jr.(2)	$135,000	$74,998	$209,998
John M. Fahey, Jr.	$77,500	$74,998	$152,498
Terry E. London(3)	$54,704	$74,998	$129,702
Edward F. Lang	$81,250	$74,998	$156,248
Richard (“Casey”) Sheahan	$72,500	$74,998	$147,498
Katherine Button Bell	$72,500	$74,998	$147,498
Edward Stevens	$75,000	$74,998	$149,998
William Perez	$63,495	$74,998	$138,493
Paul G. Alexander(4)	$22,715	$74,954	$97,669
Liliann Annie Zipfel(4)	$23,589	$74,954	$98,543
(1)
The amounts in this column reflect the dollar value of long-term equity based compensation awards granted pursuant to our 2012 Non-Employee Director Stock Ownership Plan during fiscal 2021. These amounts equal the grant date fair value of shares of common stock in the case of an award of shares of restricted stock or the grant date fair value of the underlying shares of restricted stock in the case of an award of restricted stock units, computed in each case in accordance with FASB Accounting Standards Codification Topic 718-10. Assumptions used in the calculation of the grant date fair value are included under the caption “Stock Ownership Plans” in the Notes to our Consolidated Financial Statements in the fiscal 2021 Annual Report on Form 10-K filed with the SEC on December 10, 2021 and such information is incorporated herein by reference.

(2)	Mr. Pyle is retiring from the Board of Directors at the Annual Meeting and will not stand for re-election at the Annual Meeting.
(3)	Mr. London retired from the Board of Directors effective as of May 3, 2021.
(4)	Each of Mr. Alexander and Ms. Zipfel were appointed to the Board effective as of May 26, 2021.
The following table provides certain information regarding restricted stock issued to our outside directors in fiscal 2021 pursuant to the 2012 Non-Employee Director Stock Ownership Plan. The shares of restricted stock vest on the first anniversary of the date of grant.
Director	Number of Shares	Grant Date	Grant Date Fair Market Value(*)
Thomas F. Pyle, Jr.(1)	621	02/26/2021	$74,998
John M. Fahey, Jr.	621	02/26/2021	$74,998
Terry E. London(2)	621	02/26/2021	$74,998
Edward F. Lang	621	02/26/2021	$74,998
Richard (“Casey”) Sheahan	621	02/26/2021	$74,998
Katherine Button Bell	621	02/26/2021	$74,998
Edward Stevens	621	02/26/2021	$74,998
William D. Perez	621	02/26/2021	$74,998
Paul G. Alexander(3)	614	05/26/2021	$74,954
Liliann Annie Zipfel(3)	614	05/26/2021	$74,954
*
The value of the award is based upon the grant date fair value of the award determined in accordance with FASB Accounting Standards Codification Topic 718-10. See the Notes to our Consolidated Financial Statements filed with the SEC on December 10, 2021 as part of the Annual Report on Form 10-K for the assumptions relied on in determining the value of these awards.

(1)	Mr. Pyle is retiring from the Board of Directors at the Annual Meeting and will not stand for re-election at the Annual Meeting.
(2)	Mr. London retired from the Board of Directors effective as of May 3, 2021.
(3)	Each of Mr. Alexander and Ms. Zipfel were appointed to the Board effective as of May 26, 2021.
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DIRECTOR COMPENSATION
The following table identifies the aggregate number of outstanding stock options as of October 1, 2021, outstanding shares of unvested restricted Class A common stock as of October 1, 2021 and outstanding shares of Class A common stock underlying unvested restricted stock units held by each outside director as of October 1, 2021 for which an election to defer receipt of such vested restricted stock units is not in effect.
Name of Outside Director	Number of Shares of Class A Common Stock Subject to Common Stock Options Outstanding as of October 1, 2021, Restricted Stock Units Outstanding as of October 1, 2021	Number of Shares of Unvested Restricted Stock Outstanding as of October 1, 2021
Thomas F. Pyle, Jr.(1)	—	621
John M. Fahey, Jr.	—	621
Terry E. London(2)	—	—
Edward F. Lang	—	621
Richard Casey Sheahan	—	621
Katherine Button Bell	—	621
Edward Stevens	—	621
William D. Perez	—	621
Paul G. Alexander(3)	—	614
Liliann Annie Zipfel(3)	—	614
(1)	Mr. Pyle is retiring from the Board of Directors at the Annual Meeting and will not stand for re-election at the Annual Meeting.
(2)	Mr. London retired from the Board of Directors effective as of May 3, 2021.
(3)	Each of Mr. Alexander and Ms. Zipfel were appointed to the Board effective as of May 26, 2021.
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CEO PAY RELATIVE TO MEDIAN PAY OF OUR EMPLOYEES
The compensation for our CEO in fiscal 2021 ($3,231,701 as disclosed in the 2021 Summary Compensation Table above) was approximately 37 to 1 times to the annual “total compensation” as defined by Item 402(u) of Regulation S-K of our median employee ($88,056.36). Total compensation includes base salary, bonus compensation, equity awards and other perquisites and allowances. Our CEO to median employee ratio is calculated in accordance with Item 402(u) of Regulation S-K and represents a reasonable estimate calculated in accordance with SEC regulations and guidance. We identified the median employee by examining the annual wage and target bonus amount reflected in our payroll records as reported to the Internal Revenue Service on Form W-2 for all individuals, excluding our CEO, who were employed by us on September 30, 2021. We included all our global employees across 10 countries, whether employed on a full-time, part time, temporary or seasonal basis. After identifying the median employee, we calculated annual total compensation for such employee using the same methodology we use for our named executive officers as set forth in the 2021 Summary Compensation Table.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Related Person Transactions
The Company purchases certain services primarily from S.C. Johnson & Son, Inc. (“S.C. Johnson”) and, to a lesser extent, from other organizations controlled by Johnson Family members (including Ms. Johnson-Leipold) and other related parties. For example, the Company leases its headquarters facility from Johnson Bank and S.C. Johnson provides the Company with administrative services, conference facilities and transportation services. The Company believes that the amounts paid to these organizations are no greater than the fair market value of the services. The total amount incurred by the Company for the foregoing services during fiscal 2021 was approximately $1,243,065.
Review and Approval of Related Person Transactions
The charter for the Audit Committee provides that it is responsible for the review and approval of related party transactions in accordance with NASDAQ listing requirements. Based upon the Audit Committee’s review, the Company believes that all related person transactions described above were at arms-length and contained terms that were no less favourable than what could have been obtained from an unaffiliated third party. The Board of Directors has also adopted a formal written set of policies and procedures for the review, approval and ratification of related person transactions.
SECTION 16(a) REPORTS
Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors, and more than 10 percent shareholders to file with the SEC reports on prescribed forms of their beneficial ownership and changes in beneficial ownership of Company stock and furnish copies of such forms to the Company. Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Form 5 reports were required to be filed, the Company believes that during fiscal 2021 and fiscal 2022 to date all reports required by Section 16(a) to be filed by the Company’s officers, directors and more than 10 percent shareholders were filed on a timely basis.
43

PROPOSAL 3: NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Proposal
As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and SEC rules and regulations (and consistent with the similar proposal on executive compensation submitted to the Company’s shareholders in connection with prior Annual Meetings of Shareholders), the Company’s Board of Directors has authorized a non-binding advisory shareholder vote to approve the compensation of the Company’s named executive officers as reflected in the section herein titled “Executive Compensation,” the disclosures regarding named executive officer compensation provided in the various tables included in this Proxy Statement, the accompanying narrative disclosures and the other executive compensation information provided in this Proxy Statement. This proposal, commonly known as a “Say on Pay” proposal, gives the Company’s shareholders the opportunity to endorse or not endorse the Company’s executive pay programs and policies.
The Company believes its compensation policies and procedures align the executive officers’ compensation with the Company’s short-term and long-term performance and provide the compensation and incentives needed to attract, motivate and retain key executives who are important to the Company’s continued success. The Compensation Committee periodically reviews and approves the Company’s compensation policies and procedures, and periodically reviews its executive compensation programs and takes any steps it deems necessary to continue to fulfill the objectives of the Company’s compensation programs.
Shareholders are encouraged to carefully review the “Executive Compensation” section of this Proxy Statement for a detailed discussion of our executive compensation programs. These programs have been designed to promote a performance-based culture which aligns the interests of our named executive officers and other managers with the interests of the shareholders. This includes annual incentive cash compensation based on the named executive officers achieving their individual goals and objectives, together with incentive compensation based on the Company achieving specified financial performance measures. A substantial portion of our named executive officers’ compensation is also based on equity awards with long-term vesting or performance-based requirements.
Highlights of the Company’s compensation programs include the following:
•	Neither of the named executive officers have any employment agreements with the Company;
•	The Company is not required to provide any severance or termination pay or benefits to any named executive officer;
•	The named executive officers are not entitled to any tax gross-up payments in connection with any Company compensation programs;
•
Although the Company is a “Controlled Company,” and is therefore exempt from certain independence requirements of the NASDAQ Stock Market rules, including the requirement to maintain a Compensation Committee composed entirely of independent directors, each member of the Company’s Compensation Committee is independent under the applicable standards of the NASDAQ Stock Market;

•
The Company’s compensation focuses on performance, with base pay accounting for only 22% of total compensation opportunity for Ms. Johnson-Leipold and 28% of total compensation opportunity for Mr. Johnson for fiscal 2021. The remainder of their total compensation opportunity is comprised of cash incentive bonuses based on achieving individual goals and Company financial performance, and long-term equity awards;

44

PROPOSAL 3: NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION
•
A substantial portion of the named executive officers’ compensation consists of annual cash incentives based upon achieving specific goals and objectives under our Cash Bonus Plan. In order for named executive officers to receive an annual incentive cash bonus, the Company must also meet an additional hurdle based on a minimum level of net income and return of profit to shareholders;

•	The Company has a “clawback” or compensation recovery policy which provides for the recoupment of incentive compensation in the event of certain accounting restatements;
•
The Compensation Committee continually monitors Company performance and adjusts compensation practices accordingly. For example, beginning with fiscal 2016, all the equity awards made to our CEO are based on achieving a specified level of financial performance for the Company. Beginning in fiscal 2016, the Compensation Committee also modified the portion of the long-term equity incentive awards (i.e., the portion issued in the form of performance-based restricted stock units) that are linked to achieving Company performance goals to be based on a three-year performance period rather than a one year period, to better coincide with the Company’s three year strategic plan; and

•
The Compensation Committee regularly assesses the Company’s individual and total compensation programs against peer companies, the general marketplace and other industry data points and the Compensation Committee utilizes an independent consultant to engage in ongoing independent review of all aspects of our executive compensation programs.

Accordingly, shareholders are being asked to vote on the following resolution:
“Resolved, that the compensation paid to Johnson Outdoors’ named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the compensation tables and narrative disclosures, is hereby approved by the shareholders of Johnson Outdoors Inc.”
Because this shareholder vote is advisory, it will not be binding on the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.
Vote Required for Approval
If a quorum exists, the approval of the non-binding advisory proposal on our executive compensation described in this Proxy Statement requires the votes cast, in person or by proxy, and entitled to vote thereon, for this proposal to exceed the votes against this proposal. Abstentions and broker non-votes will not count toward the determination of whether this proposal is approved and will have no impact on the vote.
Board of Directors Recommendation
The Board of Directors recommends a vote “FOR” the non-binding advisory resolution approving our executive compensation.
45

SHAREHOLDER PROPOSALS
All shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), for presentation at the 2023 Annual Meeting of Shareholders must be received at the offices of the Company, Attention: Corporate Secretary, 555 Main Street, Racine, Suite 342, Wisconsin 53403 by September 9, 2022 (120 days prior to the anniversary date of the mailing of this Proxy Statement) for inclusion in the proxy statement and form of proxy relating to the meeting. In addition, a shareholder who otherwise (other than pursuant to SEC Rule 14a-8) intends to present business at the 2023 Annual Meeting of Shareholders must comply with the requirements set forth in the Company’s Bylaws. Among other things, to bring business before an annual meeting, a shareholder must give written notice thereof, complying with the Bylaws, to the Secretary of the Company not more than 120 days prior to the first anniversary date of the preceding year’s annual meeting and not less than the close of business on the 90th day prior to the first anniversary date of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the corporation. Under the Bylaws, if the Company does not receive notice of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 (namely, proposals shareholders intend to present at the 2023 Annual Meeting of Shareholders but do not intend to have included in the Company’s proxy statement and form of proxy for such meeting) prior to the close of business on November 26, 2022, then the notice will be considered untimely and the Company will not be required to present such proposal at the 2023 Annual Meeting of Shareholders. If the Board of Directors chooses to present such proposal at the 2023 Annual Meeting of Shareholders, then the persons named in the proxies solicited by the Board of Directors for the 2023 Annual Meeting of Shareholders may exercise discretionary voting power with respect to such proposal.
46

OTHER MATTERS
The Company has filed an Annual Report on Form 10-K with the SEC for the fiscal year ended October 1, 2021. This Form 10-K will be mailed on or around January 7, 2022, to each person who is a record or beneficial holder of shares of Class A common stock or Class B common stock on the record date for the Annual Meeting. Pursuant to, and in accordance with, the rules of the SEC, the Company, where allowed, is delivering only one copy of the Company’s 2021 Annual Report on Form 10-K and this Proxy Statement to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. Upon written or oral request, the Company will promptly deliver a separate copy of the Company’s 2021 Annual Report on Form 10-K and/or this Proxy Statement to any shareholder at a shared address to which a single copy of the document was delivered. If you are a shareholder residing at a shared address and would like to request an additional copy of the Company’s 2021 Annual Report on Form 10-K and/or this Proxy Statement now or with respect to future mailings (or to request to receive only one copy of the Annual Report and Proxy Statement if you are currently receiving multiple copies), then you may notify the Company (1) by writing to the Corporate Secretary, Johnson Outdoors Inc., 555 Main Street, Suite 342, Racine, Wisconsin 53403 or (2) via email to: proxy@johnsonoutdoors.com.
The cost of soliciting proxies will be borne by the Company. The Company expects to solicit proxies primarily by mail. Proxies may also be solicited in person or by telephone by certain officers and employees of the Company. It is not anticipated that anyone will be specially engaged to solicit proxies or that special compensation will be paid for that purpose. The Company will also reimburse brokerage firms, custodians, nominees, fiduciaries and others for expenses incurred in forwarding proxy material to the beneficial owners of the Company’s common stock.
Neither the Board of Directors nor management intends to bring before the Annual Meeting any matters other than those referred to in the Notice of Annual Meeting and this Proxy Statement. In the event that any other matters shall properly come before the Annual Meeting, it is the intention of the persons named in the proxy forms to vote the shares represented by each such proxy in accordance with their judgment on such matters.
By Order of the Board of Directors

Secretary & General Counsel
January 7, 2022
47

JOHNSON OUTDOORS

JOHNSON OUTDOORS INC.
555 MAIN ST., SUITE 342
RACINE, WI 53403

**ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS**
**If you would like to stop receiving paper proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions below to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.**

**VOTE BY INTERNET**
*Before The Meeting* - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to **www.virtualshareholdermeeting.com/JOUT2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D62392-P63162

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**JOHNSON OUTDOORS INC.**

**The Board of Directors recommends you vote FOR the following:**

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. Election of Directors | ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

______________________________

**Nominees:**

01) Paul G. Alexander
02) John M. Fahey, Jr.
03) William ("Bill") D. Perez

**The Board of Directors recommends you vote FOR the following proposals:**

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

**CLASS A**

Dear Shareholder:

Enclosed are proxy materials for Johnson Outdoors Inc.'s Annual Shareholders' Meeting, which will be held virtually on Thursday, February 24, 2022, at 8:00 a.m. Central Standard Time (CST). These materials include our 2022 Proxy Statement, a proxy voting card and return envelope, as well as our Form 10-K Annual Report. If you have any questions, please contact us with your request via email at proxy@johnsonoutdoors.com, phone 262.631.6655 or write care of Secretary of the Company at Johnson Outdoors Inc., 555 Main Street, Suite 342, Racine, Wisconsin 53403.

Information about Johnson Outdoors' business performance, innovative quality products and future plans for profitable growth and enhanced shareholder value is available in the Company's Fiscal 2021 Annual Report, which is available online at https://www.johnsonoutdoors.com/annual-report.

Every shareholder's vote is important. Shares may be voted by signing, dating and returning this card. You may also vote by telephone or via the Internet by following the instructions supplied on this proxy card.

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice and Proxy Statement and Annual Report on Form 10-K are also available at www.proxyvote.com.

D62393-P63162

**JOHNSON OUTDOORS INC.**
**Annual Meeting of Shareholders**
**February 24, 2022 8:00 a.m. (CST)**
**This proxy is solicited by the Board of Directors**

The undersigned constitutes and appoints HELEN P. JOHNSON-LEIPOLD and KHALAF M. KHALAF, and each of them, each with full power to act without the other, and each with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated on the reverse side, all shares of Class A common stock of Johnson Outdoors Inc. that the undersigned is entitled to vote at the virtual Annual Meeting of Shareholders of such corporation to be held on Thursday, February 24, 2022 at 8:00 a.m. CST, and at any adjournment or postponement thereof:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES SPECIFIED IN ITEM 1; FOR THE RATIFICATION OF THE APPOINTMENT OF RSM US LLP, AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS AUDITORS OF THE COMPANY FOR ITS FISCAL YEAR ENDING SEPTEMBER 30, 2022; FOR THE APPROVAL OF THE NON-BINDING ADVISORY PROPOSAL ON EXECUTIVE COMPENSATION; AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF SHAREHOLDERS.

JOHNSON OUTDOORS INC.
555 MAIN ST., SUITE 342
RACINE, WI 53403

**ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS**
**If you would like to stop receiving paper proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions below to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.**

**VOTE BY INTERNET**
*Before The Meeting* - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to **www.virtualshareholdermeeting.com/JOUT2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D62394-P63162

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**JOHNSON OUTDOORS INC.**

**The Board of Directors recommends you vote FOR the following:**

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. Election of Directors | ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

______________________________

**Nominees:**

01) Helen P. Johnson-Leipold
02) Liliann Annie Zipfel
03) Katherine Button Bell
04) Edward F. Lang
05) Richard ("Casey") Sheahan
06) Edward Stevens

**The Board of Directors recommends you vote FOR the following proposals:**

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|
| | | | |

**CLASS B**

Dear Shareholder:

Enclosed are proxy materials for Johnson Outdoors Inc.'s Annual Shareholders' Meeting, which will be held virtually on Thursday, February 24, 2022 at 8:00 a.m. Central Standard Time (CST). These materials include our 2022 Proxy Statement, a proxy voting card and return envelope, as well as our Form 10-K Annual Report. If you have any questions, please contact us with your request via email at proxy@johnsonoutdoors.com, phone 262.631.6655 or write care of Secretary of the Company at Johnson Outdoors Inc., 555 Main Street, Suite 342, Racine, Wisconsin 53403.

Information about Johnson Outdoors' business performance, innovative quality products and future plans for profitable growth and enhanced shareholder value is available in the Company's Fiscal 2021 Annual Report, which is available online at https://www.johnsonoutdoors.com/annual-report.

Every shareholder's vote is important. Shares may be voted by signing, dating and returning this card. You may also vote by telephone or via the Internet by following the instructions supplied on this proxy card.

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice and Proxy Statement and Annual Report on Form 10-K are also available at www.proxyvote.com.

D62395-P63162

**JOHNSON OUTDOORS INC.**
**Annual Meeting of Shareholders**
**February 24, 2022 8:00 a.m. (CST)**
**This proxy is solicited by the Board of Directors**

The undersigned constitutes and appoints HELEN P. JOHNSON-LEIPOLD and KHALAF M. KHALAF, and each of them, each with full power to act without the other, and each with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated on the reverse side, all shares of Class B common stock of Johnson Outdoors Inc. that the undersigned is entitled to vote at the virtual Annual Meeting of Shareholders of such corporation to be held on Thursday, February 24, 2022 at 8:00 a.m. CST, and at any adjournment or postponement thereof:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES SPECIFIED IN ITEM 1; FOR THE RATIFICATION OF THE APPOINTMENT OF RSM US LLP, AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS AUDITORS OF THE COMPANY FOR ITS FISCAL YEAR ENDING SEPTEMBER 30, 2022; FOR THE APPROVAL OF THE NON-BINDING ADVISORY PROPOSAL ON EXECUTIVE COMPENSATION; AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF SHAREHOLDERS.